Exhibit 8a

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Participation Agreement between the issuer and Clarendon Insurance Agency, Inc., AllianceBernstein L.P and AllianceBernstein Investments, Inc., dated May 1, 2001 as amended through March 26, 2018.

AMENDMENT NUMBER 15 TO PARTICIPATION AGREEMENT

THIS AMENDMENT NUMBER 15 (the “Amendment”) TO THE PARTICIPATION AGREEMENT dated May 1, 2001 among DELAWARE LIFE INSURANCE COMPANY (the “Insurer”), CLARENDON INSURANCE AGENCY, INC. (the “Contracts Distributor”), ALLIANCEBERNSTEIN L.P. (the “Adviser”), and ALLIANCEBERNSTEIN INVESTMENTS, INC. (the “Distributor”), as amended (the “Agreement”) is effective as of March 26, 2018.

Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

RECITALS

WHEREAS, the Adviser, Distributor, Insurer and Contracts Distributor are parties to the Agreement, pursuant to which Separate Accounts of the Insurer invest in shares of the AB Variable Products Series Fund, Inc. (the “Fund”) which serve as underlying investment media for certain variable annuity contracts and variable life insurance contracts issued by Insurer;

WHEREAS, the Insurer wishes to add certain Portfolios of the Fund to the Agreement to allow the Separate Accounts to invest in shares of those Portfolios;

WHEREAS, the parties now desire to amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

1. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

SCHEDULE A

The separate accounts shown on Schedule B may invest in the following portfolios of the AB Variable Products Series Fund, Inc.:

AB Balanced Wealth Strategy Portfolio (Class B)	AB International Growth Portfolio (Class B)
AB Dynamic Asset Allocation Portfolio (Class B)	AB International Value Portfolio (Class A & B)
AB Global Thematic Growth Portfolio (Class B)	AB Real Estate Investment Portfolio (Class A)
AB Growth Portfolio (Class B)	AB Small Cap Growth Portfolio (Class B)

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AB Growth and Income Portfolio (Class A & B)	AB Small/Mid Cap Value Portfolio (Class A & B)
AB Intermediate Bond Portfolio (Class A & B)	AB Large Cap Growth Portfolio (Class A & B)

2. Ratification and Confirmation of Agreement. In the event of a conflict between the terms of this Amendment and the Agreement, it is the intention of the parties that the terms of this Amendment shall control and the Agreement shall be interpreted on that basis. To the extent the provisions of the Agreement have not been amended by this Amendment, the parties hereby confirm and ratify the Agreement.

3. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

4. Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unamended and shall continue to be in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

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ALLIANCEBERNSTEIN L.P.

By:	/s/ Emilie D. Wrapp
Name:	Emilie D. Wrapp
Title:	Assistant Secretary

Date:	4/3/18

ALLIANCEBERNSTEIN INVESTMENTS, INC.

By:	/s/ Stephen J. Laffey
Name:	Stephen J. Laffey
Title:	Assistant Vice President

Date:	4/3/18

DELAWARE LIFE INSURANCE COMPANY

By:	/s/ Richard A. Termine
Name:	Richard A. Termine
Title:	Authorized Signer

Date:	4/30/18

CLARENDON INSURANCE AGENCY, INC.

By:	/s/ James Lemkin
Name:	James Lemkin
Title:	Authorized Signer

Date:	4/30/18

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AMENDMENT NUMBER 14 TO PARTICIPATION AGREEMENT

THIS AMENDMENT NUMBER 14 (the “Amendment”) TO THE PARTICIPATION AGREEMENT dated May 1, 2001 among SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) (“Insurer”), CLARENDON INSURANCE AGENCY, INC. (“Contracts Disributor”), ALLIANCEBERNSTEIN L.P. (“Adviser”), and ALLIANCEBERNSTEIN INVESTMENTS, INC. (“Distributor”), as amended (the “Agreement”) is effective as of September 5, 2014.

Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

RECITALS

WHEREAS, the Adviser, Distributor, Insurer and Contracts Distributor are parties to the Agreement, pursuant to which Separate Accounts of the Insurer invest in shares of the AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) which serve as underlying investment media for certain variable annuity contracts and variable life insurance contracts issued by Insurer;

WHEREAS, effective July 21, 2014, the Insurer changed its name from Sun Life Assurance Company of Canada (U.S.) to Delaware Life Insurance Company;

WHEREAS, the Insurer has changed the names of certain of the Separate Accounts shown on Schedule B to the Agreement; and

WHEREAS, Insurer has established operational capabilities to utilize the National Securities Clearing Corporation’s (“NSCC”) Mutual Fund Settlement, Entry and Registration verification system (“Fund/SERV”);

WHEREAS, the parties desire to process purchase and redemption orders for Fund shares through Fund/SERV; and

WHEREAS, the parties now desire to amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

1. The Agreement is hereby amended to revise the Insurer’s name, in each place where it appears, from Sun Life Assurance Company of Canada (U.S.) to Delaware Life Insurance Company.

2. Schedule B of the Agreement is hereby deleted in its entirety and replaced with the following:

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SCHEDULE B

Shares of the Fund shall be made available as investments for the following Separate Accounts:

Delaware Life Variable Account F

Delaware Life Variable Account I

Delaware Life Variable Account G

Delaware Life Variable Account K

Keyport Variable Account A

3. New Section 2.1A. The Agreement is hereby amended to add the following new section 2.1(a) immediately following Section 2.1:

2.1A. Processing Transactions

For those purchase and redemption orders for Fund shares that Insurer wishes to process through the National Securities Clearing Corporation’s (“NSCC”) Mutual Fund Settlement, Entry and Registration verification system (“Fund/SERV”), the parties agree that they will ordinarily use Fund/SERV when Insurer has the operational capacity to do so. For all orders for Fund shares that are not processed through Fund/SERV, the other terms of this Agreement will apply.

When using Fund/SERV, the following applies:

Same Day Trades. On each Business Day, the Insurer shall aggregate all purchase orders and redemption orders for each Separate Account received by the Insurer prior to 4:00 p.m. Eastern Time (“Day 1”). The Insurer shall communicate to the Distributor by Fund/SERV, the aggregate purchase orders and redemption orders (if any) for each Account received by 4:00 p.m. Eastern Time on Day 1 by no later than the NSCC’s Defined Contribution Clearance & Settlement (“DCC&S”) Cycle 8 (generally 7:30 a.m. Eastern Time) on the following Business Day (“Day 2”). The Distributor shall treat all trades communicated to the Distributor in accordance with the foregoing as if received prior to 4:00 p.m. Eastern Time on Day 1. The Insurer represents that orders it receives after 4:00 p.m. Eastern Time on any Business Day will be treated by the Insurer has having been received on the following Business Day (Day 2) and will be transmitted to the Distributor using the Day 2 net asset value.

4. Ratification and Confirmation of Agreement. In the event of a conflict between the terms of this Amendment and the Agreement, it is the intention of the parties that the terms of this Amendment shall control and the Agreement shall be interpreted on that basis. To the extent the provisions of the Agreement have not been amended by this Amendment, the parties hereby confirm and ratify the Agreement.

5. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

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6. Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unamended and shall continue to be in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

ALLIANCEBERNSTEIN L.P.

By:	/s/ Emilie D. Wrapp
Name:	Emilie D. Wrapp
Title:	Assistant Secretary	Date: 9/5/14

ALLIANCEBERNSTEIN INVESTMENTS, INC.

By:	/s/ Stephen J. Laffey
Name:	Stephen J. Laffey
Title:	AVP	Date: 9/5/14

DELAWARE LIFE INSURANCE COMPANY

By:	/s/ Richard A. Termine
Name: Richard A. Termine
Title: Authorized Signer

Date: 9/16/14

CLARENDON INSURANCE AGENCY, INC.

By:	/s/ Maura A. Murphy
Name: Maura A. Murphy
Title: Authorized Signer

Date: 9/16/14

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Amendment No. 13 to Participation Agreement

This Amendment to the Participation Agreement (“Agreement”), dated May 1, 2001, between AllianceBernstein L.P. (the “Adviser”), AllianceBernstein Investments, Inc. (the “Distributor”), Sun Life Assurance Company of Canada (U.S.) (the “Company”) and Clarendon Insurance Agency, Inc. is effective this 1st day of January, 2012. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such term in the Agreement.

WHEREAS, the Distributor, the Adviser and the Company desire to distribute the prospectuses within the Fund pursuant to Rule 498 of the Securities Act of 1933 (“Rule 498”) with the Fund defined as the AllianceBernstein Variable Products Series Fund, Inc.; and

WHEREAS, the parties desire to set out the roles and responsibilities for complying with Rule 498 and other applicable laws.

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, and intending to be legally bound, the Agreement is hereby amended as follows:

1.	For purposes of this Amendment, the terms Summary Prospectus and Statutory Prospectus shall have the same meaning as set forth in Rule 498.

2.

The Distributor and Adviser shall provide the Company with copies of the Summary Prospectuses and any Supplements thereto in the same manner and at the same times as the Participation Agreement requires that the Adviser provide the Company with Statutory Prospectuses and any Supplements thereto.

3.	The Distributor and/or the Adviser shall be responsible for compliance with Rule 498(e).

4.

The Distributor and Adviser each represents and warrants that the Summary Prospectuses and the web site hosting of such Summary Prospectuses will comply with the requirements of Rule 498 applicable to the Fund. The Distributor and Adviser further represents and warrants that it has appropriate policies and procedures in place in accordance with Rule 498(e)(4) to ensure that such web site continuously complies with Rule 498.

5.

The Distributor and Adviser each agrees that the URL indicated on each Summary Prospectus will lead Company contract owners (“Contract Owners”) directly to the web page used for hosting Summary Prospectuses and that such web page will host the current Fund documents required to be posted in compliance with Rule 498. To the extent that the web page is not available to Contract Owners, the Distributor or

6.

Adviser shall immediately notify the Company of any material interruptions in availability of this web page. The Distributor and Adviser agree that the web landing page used for hosting Summary Prospectuses will not contain any marketing materials and that the landing page will contain Fund documents only for the Fund and its variable insurance product fund affiliates.

7.

The Distributor and Adviser represent and warrant that they will be responsible for compliance with the provisions of Rule 498(f)(i) involving Contract Owner requests for additional Fund documents made directly to the Distributor, Adviser or one of their affiliates. The Distributor and Adviser further represent and warrant that any information obtained about Contract Owners pursuant to this provision will be used solely for the purposes of responding to requests for additional Fund documents.

8.	The Company represents and warrants that it will respond to requests for additional Fund documents made by Contract Owners directly to the Company or one of its affiliates.

9.	The Company represents and warrants that any binding together of Summary Prospectuses and/or Statutory Prospectuses for which the Company is responsible will be done in compliance with Rule 498.

10.

If the Distributor and/or Adviser determines that it will end its use of the Summary Prospectus delivery option, the Distributor and Adviser will provide the Company with at least 120 days’ advance notice of its intent.

11.

The parties agree that all other provisions of the Participation Agreement, including the Indemnification provisions, will apply to the terms of this Amendment as applicable. Additionally, the Distributor and Adviser agree to indemnify the Company for any and all losses related to any Distributor or Adviser non-compliance with Rule 498 that results in any losses or expense to the Company or its customers. The Company agrees to indemnify the Distributor or Adviser for any and all losses related to any Company non-compliance with Rule 498 that results in any losses or expense to the Adviser or Distributor.

12.

The parties agree that the Company is not required to distribute Summary Prospectuses to Contract Owners, but rather that the use of the Summary Prospectuses will be at the discretion of the Company. At this time, the Company intends use of the Summary Prospectuses for its Annuity business and continued use of the Statutory Prospectuses as the Company deems appropriate.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized officer as of the date first written above.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

By: /s/ Stephen Deschenes		By: Susan J. Lazzo
Name: Stephen Deschenes		Name: Susan J. Lazzo
Title: Senior Vice President	Date: 11/10/11	Title: AVP & Senior Counsel	Date: 11/10/11

CLARENDON INSURANCE AGENCY, INC.

By: /s/ William Evers		By: Michelle Greco
Name: William Evers		Name: Michelle Greco
Title: AVP & Senior Counsel	Date: 11/14/11	Title: Senior Counsel	Date: 11/14/11

ALLIANCEBERNSTEIN L.P.

By:	/s/ Emilie D. Wrapp
Name:	Emilie D. Wrapp
Title:	Assistant Secretary	Date: 11/8/11

ALLIANCEBERNSTEIN INVESTMENTS, INC.

By:	/s/ Stephen J. Laffey
Name:	Stephen J. Laffey
Title:	AVP	Date: 11/8/11

PARTICIPATION AGREEMENT

RESTATED AND AMENDED AMENDMENT NO. 12

Effective as of August 1, 2011

THE AGREEMENT, made and entered into as of the 1st day of May, 2001 (“Agreement”), and amended on September 1, 2001, April 1, 2002, August 5, 2002, October 24, 2003, December 31, 2003, October 1, 2005, May 1, 2007, August 1,2007, December 10, 2007, September 28, 2009 and May 2, 2011 by and among Sun Life Assurance Company of Canada (U.S.), a Delaware life insurance company (“Insurer”) (on behalf of itself and certain of its “Separate Accounts”); Clarendon Insurance Agency, Inc., a Massachusetts corporation (“Contracts Distributor”), the principal underwriter with respect to the Contracts (together, Insurer and Contract Distributor, the “Company”); AllianceBernstein L.P., a Delaware limited partnership (“Adviser”), the investment adviser of AllianceBernstein Variable Products Series Fund, Inc. (“Fund”); and AllianceBernstein Investments, Inc., a Delaware corporation (“Distributor”), the Fund’s principal underwriter (collectively, the “Parties”) is hereby amended as follows:

Schedule A of the Agreement is deleted and replaced with the following:

SCHEDULE A

The separate accounts shown on Schedule B may invest in the following Portfolios of the AllianceBernstein Variable Products Series Fund, Inc.:

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AllianceBernstein Balanced Wealth Strategy Portfolio (Class B)

AllianceBernstein Dynamic Asset Allocation Portfolio (Class B)

AllianceBernstein Global Thematic Growth Portfolio (Class B)

AllianceBernstein Growth Portfolio (Class B)

AllianceBernstein Growth and Income Portfolio (Class A & B)

AllianceBernstein Intermediate Bond Portfolio (Class A & B)

AllianceBernstein International Growth Portfolio (Class B) AllianceBernstein International Value Portfolio (Class A &

B)

AllianceBernstein Real Estate Investment Portfolio (Class A)

AllianceBernstein Small Cap Growth Portfolio (Class B)

AllianceBernstein Small/Mid Cap Value Portfolio (Class A and B)

Schedule B of the Agreement is deleted and replaced with the following:

SCHEDULE B

Shares of the Funds of the Trust shall be made available as investments for the following Separate Accounts:

Sun Life of Canada (U.S.) Variable Account F

Sun Life of Canada (U.S.) Variable Account I

Sun Life of Canada (U.S.) Variable Account G

Sun Life of Canada (U.S.) Variable Account K

Keyport Variable Account A

IN WITNESS WHEREOF, the Parties have caused this Amended and Restated Amendment to be executed in their names and on their behalf by and through their duly authorized officers signing below.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

By: /s/ Stephen Deschenes		By: Susan J. Lazzo
Name: Stephen Deschenes		Name: Susan J. Lazzo
Title: Senior Vice President	Date:	Title: AVP & Senior Counsel	Date: 7/8/11

CLARENDON INSURANCE AGENCY, INC.

By: /s/ William Evers		By: Michelle Greco
Name: William Evers		Name: Michelle Greco
Title: AVP & Senior Counsel	Date: 7/11/11	Title: Senior Counsel	Date: 7/8/11

ALLIANCEBERNSTEIN L.P.

By:	/s/ Emilie D. Wrapp
Name:	Emilie D. Wrapp
Title:	Assistant Secretary	Date: 7/19/11

ALLIANCEBERNSTEIN INVESTMENTS, INC.

By:	/s/ Stephen J. Laffey
Name:	Stephen J. Laffey
Title:	AVP	Date: 7/19/11

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PARTICIPATION AGREEMENT

RESTATED AND AMENDED AMENDMENT NO. 11

Effective as of May 2, 2011

THE AGREEMENT, made and entered into as of the 1st day of May, 2001 (“Agreement”), and amended on September 1, 2001, April 1, 2002, August 5, 2002, October 24, 2003, December 31, 2003, October 1, 2005, May 1, 2007, August 1,2007, December 10, 2007 and September 28, 2009 by and among Sun Life Assurance Company of Canada (U.S.), a Delaware life insurance company (“Insurer”) (on behalf of itself and certain of its “Separate Accounts”); Clarendon Insurance Agency, Inc., a Massachusetts corporation (“Contracts Distributor”), the principal underwriter with respect to the Contracts (together, Insurer and Contract Distributor, the “Company”); AllianceBernstein L.P. (formerly Alliance Capital Management L.P.), a Delaware limited partnership (“Adviser”), the investment adviser of AllianceBernstein Variable Products Series Fund, Inc. (“Fund”); and AllianceBernstein Investments, Inc. (formerly AllianceBernstein Investment Research and Management, Inc.), a Delaware corporation (“Distributor”), the Fund’s principal underwriter (collectively, the “Parties”) is hereby amended as follows:

Schedule A of the Agreement is deleted and replaced with the following:

SCHEDULE A

The separate accounts shown on Schedule B may invest in the following Portfolios of the AllianceBernstein Variable Products Series Fund, Inc.:

AllianceBernstein Balanced Wealth Strategy Portfolio (Class B)

AllianceBernstein Dynamic Asset Allocation Portfolio (Class B)

AllianceBernstein Global Thematic Growth Portfolio (Class B)

AllianceBernstein Growth Portfolio (Class B)

AllianceBernstein Growth and Income Portfolio (Class A & B)

AllianceBernstein Intermediate Bond Portfolio (Class A & B)

AllianceBernstein International Growth Portfolio (Class B) AllianceBernstein International Value Portfolio (Class A &

B)

AllianceBernstein Real Estate Investment Portfolio (Class A)

AllianceBernstein Small Cap Growth Portfolio (Class B)

AllianceBernstein Small/Mid Cap Value Portfolio (Class A)

Schedule B of the Agreement is restated as follows:

SCHEDULE B

Shares of the Funds of the Trust shall be made available as investments for the following Separate Accounts:

Sun Life of Canada (U.S.) Variable Account F

Sun Life of Canada (U.S.) Variable Account I

Sun Life of Canada (U.S.) Variable Account G

Keyport Variable Account A

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IN WITNESS WHEREOF, the Parties have caused this Amended and Restated Amendment to be executed in their names and on their behalf by and through their duly authorized officers signing below.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

By: /s/ Susan J. Lazzo		By: /s/ Stephen Deschenes
Name: Susan J. Lazzo		Name: Stephen Deschenes
Title: AVP and Senior Counsel	Date: 4/1/11	Title: Vice President	Date:

CLARENDON INSURANCE AGENCY, INC.
For the President		For the Secretary

By: /s/ William T. Evers		By: /s/ Michelle Greco
Name: William T. Evers		Name: Michelle Greco
Title: AVP and Senior Counsel	Date:	Title: Counsel	Date:

ALLIANCEBERNSTEIN L.P.

By:	/s/ Emilie D. Wrapp
Name:	Emilie D. Wrapp
Title:	Assistant Secretary	Date:

ALLIANCEBERNSTEIN INVESTMENTS, INC.

By:	/s/ Daniel A. Notto
Name:	Daniel A. Notto
Title:	Assistant Secretary	Date: 3/5/11

PARTICIPATION AGREEMENT

RESTATED AND AMENDED AMENDMENT NO. 10

Effective as of September 28, 2009

THE AGREEMENT, made and entered into as of the 1st day of May, 2001 (“Agreement”), and amended on September 1, 2001, April 1, 2002, August 5, 2002, October 24, 2003, December 31, 2003, October 1, 2005, May 1, 2007, August 1,2007, and December 10, 2007, by and among Sun Life Assurance Company of Canada (U.S.), a Delaware life insurance company (“Insurer”) (on behalf of itself and certain of its “Separate Accounts,”); Clarendon Insurance Agency, Inc., a Massachusetts corporation (“Contracts Distributor”), the principal underwriter with respect to the Contracts (together, Insurer and Contract Distributor, the “Company”); AllianceBernstein L.P. (formerly Alliance Capital Management L.P.), a Delaware limited partnership (“Adviser”), the investment adviser of AllianceBernstein Variable Products Series Fund, Inc. (“Fund”); and AllianceBernstein Investments, Inc. (formerly AllianceBernstein Investment Research and Management, Inc.), a Delaware corporation (“Distributor”), the Fund’s principal underwriter (collectively, the “Parties”) is hereby amended as follows:

Schedule A of the Agreement is deleted and replaced with the following:

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SCHEDULE A

The separate accounts shown on Schedule B may invest in the following Portfolios of the AllianceBernstein Variable Products Series Fund, Inc.:

AllianceBernstein Growth Portfolio (Class B)

AllianceBernstein Growth and Income Portfolio (Class A & B)

AllianceBernstein International Value Portfolio (Class A & B)

AllianceBernstein Balanced Wealth Strategy Portfolio(Class B)

AllianceBernstein Small Cap Growth Portfolio (Class B)

AllianceBernstein Real Estate Investment Portfolio (Class A)

AllianceBernstein Global Thematic Growth Portfolio (Class

B)

AllianceBernstein International Growth Portfolio (Class B)

AllianceBernstein Small/Mid Cap Value Portfolio (Class A)

AllianceBernstein Intermediate Bond Portfolio (Class A & B)

Schedule B of the Agreement is restated as follows:

SCHEDULE B

Shares of the Funds of the Trust shall be made available as investments for the following Separate Accounts:

Sun Life of Canada (U.S.) Variable Account F

Sun Life of Canada (U.S.) Variable Account I

Sun Life of Canada (U.S.) Variable Account G

Keyport Variable Account A

IN WITNESS WHEREOF, the Parties have caused this Amended and Restated Amendment to be executed in their names and on their behalf by and through their duly authorized officers signing below.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

By: /s/ Susan J. Lazzo		By: /s/ Michael F. Conwill
Name: Susan J. Lazzo		Name: Michael F. Conwill
Title: AVP and Senior Counsel	Date:	Title: Vice President	Date:12/14/09

CLARENDON INSURANCE AGENCY, INC.
For the President		For the Secretary

By: /s/ William T. Evers		By: /s/ Michelle A. D’Albero
Name: William T. Evers		Name: Michelle A. D’Albero
Title: AVP and Senior Counsel	Date:	Title: Counsel	Date:

ALLIANCEBERNSTEIN L.P.

By:	/s/ Marc R. Bryant
Name:	Marc R. Bryant
Title:	Assistant Secretary	Date:

ALLIANCEBERNSTEIN INVESTMENTS, INC.

By:	/s/ Andrew L. Gangolf
Name:	Andrew L. Gangolf
Title:	Assistant Secretary	Date:

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PARTICIPATION AGREEMENT

RESTATED AND AMENDED AMENDMENT NO. 9

Effective as of December 10, 2007

THE AGREEMENT, made and entered into as of the 1st day of May, 2001 (“Agreement”), and amended on September 1, 2001, April 1, 2002, August 5, 2002, October 24, 2003, December 31, 2003, October 1, 2005, May 1, 2007 and August 1,2007, by and among Sun Life Assurance Company of Canada (U.S.), a Delaware life insurance company (“Insurer”) (on behalf of itself and certain of its “Separate Accounts,”); Clarendon Insurance Agency, Inc., a Massachusetts corporation (“Contracts Distributor”), the principal underwriter with respect to the Contracts (together, Insurer and Contract Distributor, the “Company”); AllianceBernstein L.P. (formerly Alliance Capital Management L.P.), a Delaware limited partnership (“Adviser”), the investment adviser of AllianceBernstein Variable Products Series Fund, Inc. (“Fund”); and AllianceBernstein Investments, Inc. (formerly AllianceBernstein Investment Research and Management, Inc.), a Delaware corporation (“Distributor”), the Fund’s principal underwriter (collectively, the “Parties”) is hereby amended as follows:

Schedule A of the Agreement is deleted and replaced with the following:

SCHEDULE A

The separate accounts shown on Schedule B may invest in the following Portfolios of the AllianceBernstein Variable Products Series Fund, Inc.:

AllianceBernstein Growth Portfolio (Class B)

AllianceBernstein Global Bond Portfolio (Class A & B)

AllianceBernstein Growth and Income Portfolio (Class A & B)

AllianceBernstein International Value Portfolio (Class A)

AllianceBernstein Large Cap Growth Portfolio (Class A & B)

AllianceBernstein International Value Portfolio (Class B)

AllianceBernstein Balanced Wealth Strategy Portfolio B Share

AllianceBernstein International Growth Portfolio B Share

AllianceBernstein Small Cap Growth Portfolio (Class B)

AllianceBernstein Real Estate Investment Portfolio (Class A)

AllianceBernstein Global Technology Portfolio (Class B)

AllianceBernstein Total Return Portfolio (Class B)

AllianceBernstein International Growth Portfolio (Class B)

AllianceBernstein Small/Mid Cap Value Portfolio (Class A)

AllianceBernstein Money Market Portfolio (Class A)

AllianceBernstein US Government/High Grade Securities Portfolio (Class A)

AllianceBernstein International Value Portfolio B Share

AllianceBernstein Wealth Appreciation Strategy Portfolio B Share

Schedule B of the Agreement is restated as follows:

SCHEDULE B

Shares of the Funds of the Trust shall be made available as investments for the following Separate Accounts:

Sun Life of Canada (U.S.) Variable Account F

Sun Life of Canada (U.S.) Variable Account I

Sun Life of Canada (U.S.) Variable Account G

Keyport Variable Account A

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IN WITNESS WHEREOF, the Parties have caused this Amended and Restated Amendment to be executed in their names and on their behalf by and through their duly authorized officers signing below.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

By: /s/ Bruce M. Jones Name: Bruce M. Jones Title: Authorized Signer Date:	By: /s/ Susan J. Lazzo Name: Susan J. Lazzo Title: Authorized Signer Date: 7/16/08

CLARENDON INSURANCE AGENCY, INC.

For the President	For the Secretary

By: /s/ William T. Evers Name: William T. Evers Title: AVP and Senior Counsel Date: 7/17/08	By: /s/ Michelle A. D’Albero Name: Michelle A. D’Albero Title: Counsel Date: 7/17/08

ALLIANCEBERNSTEIN L.P.

By: /s/ Mona Bhalla
Name: Mona Bhalla
Title: Deputy Corporate Secretary	Date:

ALLIANCEBERNSTEIN INVESTMENTS, INC.

By:             /s/ Daniel A. Notto

Name:       Daniel A. Notto

Title:        Assistant Secretary                                                                   Date:

PARTICIPATION AGREEMENT

RESTATED AND AMENDED AMENDMENT NO. 8

EFFECTIVE 08-1-07

THE AGREEMENT, made and entered into as of the 1st day of May, 2001 (“Agreement”), and amended on September 1, 2001, April 1, 2002, August 5, 2002, October 24, 2003, December 31, 2003, October 1, 2005 and May 1, 2007, by and among Sun Life Assurance Company of Canada (U.S.), a Delaware life insurance company (“Insurer”) (on behalf of itself and certain of its “Separate Accounts,”); Clarendon Insurance Agency, Inc., a Massachusetts corporation (“Contracts Distributor”), the principal underwriter with respect to the Contracts (together, Insurer and Contract Distributor, the “Company”); AllianceBernstein L.P. (formerly Alliance Capital Management L.P.), a Delaware limited partnership (“Adviser”), the investment adviser of AllianceBernstein Variable Products Series Fund, Inc. (“Fund”); and AllianceBernstein Investments, Inc. (formerly AllianceBernstein Investment Research and Management, Inc.), a Delaware corporation (“Distributor”), the Fund’s principal underwriter (collectively, the “Parties”) is hereby amended as follows:

Schedule A of the Agreement is deleted and replaced with the following:

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SCHEDULE A

The separate accounts shown on Schedule B may invest in the following Portfolios of the AllianceBernstein Variable Products Series Fund, Inc.:

AllianceBernstein Growth Portfolio (Class B)

AllianceBernstein Global Bond Portfolio (Class A & B)

AllianceBernstein Growth and Income Portfolio (Class A & B)

AllianceBernstein International Research Growth Portfolio (Class B)

AllianceBernstein International Value Portfolio (Class A)

AllianceBernstein Large Cap Growth Portfolio (Class A & B)

AllianceBernstein International Value Portfolio (Class B)

AllianceBernstein Small Cap Growth Portfolio (Class B)

AllianceBernstein Real Estate Investment Portfolio (Class A)

AllianceBernstein Global Technology Portfolio (Class B)

AllianceBernstein Total Return Portfolio (Class B)

AllianceBernstein International Growth Portfolio (Class B)

AllianceBernstein Small/Mid Cap Value Portfolio (Class A)

AllianceBernstein Money Market Portfolio (Class A)

AllianceBernstein US Government/High Grade Securities Portfolio (Class A)

Schedule B of the Agreement is restated as follows:

SCHEDULE B

Shares of the Funds of the Trust shall be made available as investments for the following Separate Accounts:

Sun Life of Canada (U.S.) Variable Account F

Sun Life of Canada (U.S.) Variable Account I

Sun Life of Canada (U.S.) Variable Account G

Keyport Variable Account A

IN WITNESS WHEREOF, the Parties have caused this Amended and Restated Amendment to be executed in their names and on their behalf by and through their duly authorized officers signing below.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

For the President	For the Secretary

By: /s/ Bruce Jones Name: Bruce Jones Title: Vice President Date:	By: /s/ Bruce A. Teichner Name: Bruce A. Teichner Title: AVP and Senior Counsel Date:

CLARENDON INSURANCE AGENCY, INC.

For the President	For the Secretary

By: /s/ William T. Evers Name: William T. Evers Title: AVP and Senior Counsel Date:	By: /s/ Michelle A. D’Albero Name: Michelle A. D’Albero Title: Counsel Date:

ALLIANCEBERNSTEIN L.P.

By:             /s/ Marc Mayer

Name:       Marc Mayer

Title:        Executive Vice President                                             Date:

ALLIANCEBERNSTEIN INVESTMENTS, INC.

By:            /s/ Stephen C. Scanlon

Name:       Stephen C. Scanlon

Title:        Managing Director                                                       Date:

1

PARTICIPATION AGREEMENT

RESTATED AND AMENDED AMENDMENT NO. 7

EFFECTIVE 05-1-07

THE AGREEMENT, made and entered into as of the 1st day of May, 2001 (“Agreement”), and amended on September 1, 2001, April 1, 2002, August 5, 2002, October 24, 2003, December 31, 2003 and October 1, 2005, by and among Sun Life Assurance Company of Canada (U.S.), a Delaware life insurance company (“Insurer”) (on behalf of itself and certain of its “Separate Accounts,”); Clarendon Insurance Agency, Inc., a Massachusetts corporation (“Contracts Distributor”), the principal underwriter with respect to the Contracts (together, Insurer and Contract Distributor, the “Company”); AllianceBernstein L.P. (formerly Alliance Capital Management L.P.), a Delaware limited partnership (“Adviser”), the investment adviser of AllianceBernstein Variable Products Series Fund, Inc. (“Fund”); and AllianceBernstein Investments, Inc. (formerly AllianceBernstein Investment Research and Management, Inc.), a Delaware corporation (“Distributor”), the Fund’s principal underwriter (collectively, the “Parties”) is hereby amended as follows:

Schedule A of the Agreement is deleted and replaced with the following:

SCHEDULE A

The separate accounts shown on Schedule B may invest in the following Portfolios of the AllianceBernstein Variable Products Series Fund, Inc.:

AllianceBernstein Growth Portfolio (Class B)

AllianceBernstein Global Bond Portfolio (Class A & B)

AllianceBernstein Growth and Income Portfolio (Class A & B)

AllianceBernstein International Research Growth Portfolio (Class B)

AllianceBernstein International Value Portfolio (Class A)

AllianceBernstein Large Cap Growth Portfolio (Class A & B)

AllianceBernstein Small Cap Growth Portfolio (Class B)

AllianceBernstein Real Estate Investment Portfolio (Class A)

AllianceBernstein Global Technology Portfolio (Class B)

AllianceBernstein Total Return Portfolio (Class B)

AllianceBernstein International Growth Portfolio (Class B)

AllianceBernstein Small/Mid Cap Value Portfolio (Class A)

AllianceBernstein Money Market Portfolio (Class A)

AllianceBernsteinUS Government/High Grade Securities Portfolio (Class A)

Schedule B of the Agreement is restated as follows:

1

SCHEDULE B

Shares of the Funds of the Trust shall be made available as investments for the following Separate Accounts:

Sun Life of Canada (U.S.) Variable Account F

Sun Life of Canada (U.S.) Variable Account I

Sun Life of Canada (U.S.) Variable Account G

Keyport Variable Account A

IN WITNESS WHEREOF, the Parties have caused this Amended and Restated Amendment to be executed in their names and on their behalf by and through their duly authorized officers signing below.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

For the President	For the Secretary

By: /s/ Raymond Scanlon Name: Raymond Scanlon Title: Vice President Date: 6/14/07	By: /s/ Susan J. Lazzo Name: Susan J. Lazzo Title: Senior Counsel Date: 6/12/07

CLARENDON INSURANCE AGENCY, INC.

For the President	For the Secretary

By: /s/ William T. Evers Name: William T. Evers Title: AVP and Senior Counsel Date: 6/12/07	By: /s/ Michelle A. D’Albero Name: Michelle A. D’Albero Title: Counsel Date: 6/12/07

ALLIANCEBERNSTEIN L.P.

By:             /s/ Marc O. Mayer

Name:       Marc O. Mayer

Title:        Executive Vice President                                Date: 7/11/07

ALLIANCEBERNSTEIN INVESTMENTS, INC.

By:            /s/ Stephen C. Scanlon

Name:       Stephen C. Scanlon

Title:        Managing Director                                           Date: 7/11/07

PARTICIPATION AGREEMENT

RESTATED AND AMENDED AMENDMENT NO. 6

EFFECTIVE 10-1-05

THIS AGREEMENT, made and entered into as of the 1st day of May, 2001 (“Agreement”), and amended on September 1, 2001, April 1, 2002, August 5, 2002, October 24, 2003 and December 31, 2003, by and among Sun Life Assurance Company of Canada (U.S.), a Delaware life insurance company (“Insurer”) (on behalf of itself and certain of its “Separate Accounts,”); Clarendon Insurance Agency, Inc., a Massachusetts corporation (“Contracts Distributor”), the principal underwriter with respect to the Contracts (together, Insurer and Contract Distributor, the “Company”); Alliance Capital Management L.P., a Delaware limited partnership (“Adviser”), the investment adviser of AllianceBernstein Variable Products Series Fund, Inc. (“Fund”); and

1

AllianceBernstein Investment Research and Management, Inc., a Delaware corporation (“Distributor”), the Fund’s principal underwriter (collectively, the “Parties”) is hereby amended as follows:

Schedules A and B of the Agreement are deleted and replaced with the following:

SCHEDULE A

The separate accounts shown on Schedule B may invest in the following Portfolios of the AllianceBernstein Variable Products Series Fund, Inc.:

AllianceBernstein Growth Portfolio (Class B)

AllianceBernstein Global Bond Portfolio (Class A & B)

AllianceBernstein Growth and Income Portfolio (Class A & B)

AllianceBernstein International Portfolio (Class B)

AllianceBernstein International Value Portfolio (Class A)

AllianceBernstein Large Cap Growth Portfolio (Class A & B)

AllianceBernstein Small Cap Growth Portfolio (Class B)

AllianceBernstein Real Estate Investment Portfolio (Class A)

AllianceBernstein Global Technology Portfolio (Class B)

AllianceBernstein Total Return Portfolio (Class B)

AllianceBernstein Worldwide Privatization Portfolio (Class B)

SCHEDULE B

Shares of the Funds of the Trust shall be made available as investments for the following Separate Accounts:

Sun Life of Canada (U.S.) Variable Account F

Sun Life of Canada (U.S.) Variable Account I

Sun Life of Canada (U.S.) Variable Account G

Keyport Variable Account A

IN WITNESS WHEREOF, the Parties have caused this Amended and Restated Amendment to be executed in their names and on their behalf by and through their duly authorized officers signing below.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

For the President	For the Secretary

By: /s/ Susan J. Lazzo Name: Susan J. Lazzo Title: Senior Counsel Date: 11/21/05	By: /s/ John E. Coleman Name: John E. Coleman Title: Vice President Date:11/21/05

CLARENDON INSURANCE AGENCY, INC.

For the President	For the Secretary

By: /s/ Michelle A. D’Albero Name: Michelle A. D’Albero Title: Counsel Date:	By: /s/ John E. Coleman Name: John E. Coleman Title: Vice President Date: 11/21/05

ALLIANCE CAPITAL MANAGEMENT L.P.

By:            Alliance Capital Management Corporation, its General Partner

By:            /s/ Marc O. Meyer

Name:       Marc O. Meyer

Title:         Executive Vice President Date: 11/15/05

ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC.

By:            /s/ Stephen Scanlon

Name:       Stephen Scanlon

1

Title: Senior Vice President Date: 11/11/05

PARTICIPATION AGREEMENT

RESTATED AND AMENDED AMENDMENT NO. 5

Effective as of December 31, 2003, Amended and Restated as of June 1, 2005

THIS AGREEMENT, made and entered into as of the 1st day of May, 2001 (“Agreement”), and amended on September 1, 2001, April 1, 2002, August 5, 2002 and October 24, 2003 by and among Sun Life Assurance Company of Canada (U.S.), a Delaware life insurance company (“Insurer”) (on behalf of itself and certain of its “Separate Accounts,”); Clarendon Insurance Agency, Inc., a Massachusetts corporation (“Contracts Distributor”), the principal underwriter with respect to the Contracts (together, Insurer and Contract Distributor, the “Company”); Alliance Capital Management L.P., a Delaware limited partnership (“Adviser”), the investment adviser of AllianceBernstein Variable Products Series Fund, Inc. (“Fund”); and AllianceBernstein Investment Research and Management, Inc., a Delaware corporation (“Distributor”), the Fund’s principal underwriter (collectively, the “Parties”) is hereby amended as follows:

1. The following is added under Section 4. Legal and Compliance:

Section 4.7 Market Timing

In the event that it should come to the Company’s attention that any contract owner is engaging in a pattern of purchases, redemptions, and/or exchanges of shares of a Fund that may evidence “market timing”, the Company shall notify the Distributor of such pattern. As permitted by law, the Company agrees to cooperate fully with the Distributor for the purpose of preventing “market timing”, and will upon request furnish the Distributor such information as Distributor may consider necessary or desirable to review the possible existence and extent of “market timing” by any contract owner. The Company will take any and all such actions as the Distributor may reasonably request in order to terminate any pattern of trading that the Distributor considers to be “market timing”, including imposing limitations on a contract owner’s ability to purchase or exchange shares of the Fund.

2. Schedule A of the Agreement is deleted in its entirety and replaced with the following:

SCHEDULE A

1. The separate accounts shown on Schedule B may invest in the following Portfolios of the AllianceBernstein Variable Products Series Fund, Inc.:

AllianceBernstein Capital Growth Portfolio

AllianceBernstein Global Bond Portfolio

AllianceBernstein Growth and Income Portfolio

AllianceBernstein International Portfolio

AllianceBernstein Large Cap Portfolio (formerly AllianceBernstein Premier Growth Portfolio)

AllianceBernstein Small/Mid Cap Portfolio (formerly AllianceBernstein Small Cap Portfolio)

AllianceBernstein Real Estate Portfolio

AllianceBernstein Global Technology Portfolio (formerly AllianceBernstein Technology Portfolio)

AllianceBernstein Total Return Portfolio

AllianceBernstein Worldwide Privatization Portfolio

1

2. Schedule B of the Agreement is deleted in its entirety and replaced with the following:

SCHEDULE B

Separate Accounts and Associated Contracts

Shares of the Portfolios of the Fund shall be made available as investments for the following Separate Accounts:

Name of Separate Account and	Form Number and Name of Contract
Date Established by Board of Directors	Funded By Separate Account

Sun Life of Canada (U.S.) Variable Account F	Futurity II Variable and Fixed Annuity Contract
July 13, 1989	RP-GR-CONT-98-1
RP-IND-MVA-98-1

Futurity III Variable and Fixed Annuity Contract
RCH-IND-MVA-00-1
RCH-GR-CERT-00-1
RCH-INDMVAPR-00-1
RCH-GRCERT-PR-00-1

Futurity Focus II Variable and Fixed Annuity Contract
FII-IND-MVA-00-1
FII-GR-CERT-00-1
FII-IND-MVAPR-00-1
FII-GR-CERTPR-00-1

Name of Separate Account and	Form Number and Name of Contract
Date Established by Board of Directors	Funded By Separate Account

Sun Life of Canada (U.S.) Variable Account F	Futurity Accolade Variable and Fixed Annuity Contract
July 13, 1989 (continued)	FA-IND-MVA-99-1
FA-GR-CERT-99-1
FA-IND-MVAPR-99-1
FA-GR-CERTPR-99-1

Futurity Select Four Variable and Fixed Annuity Contract
RFF-IND-MVA-00-1
RFF-GR-CERT-00-1
RFF-INDMVAPR-00-1
RFF-GRCERT-PR-00-1

Futurity Select Four Plus Variable and Fixed
Annuity Contract
RFFII-IND-MVA-02
RFFII-IND-MVAPR-0
RFII-GR-CERT-02
RFII-GR-CERTPR-02

Futurity Select Seven Variable and Fixed
Annuity Contract
RCHII-IND-MVA-02

2

Futurity Select Freedom Variable and Fixed
Annuity Contract
FIIII-IND-MVA-02

Futurity Select Incentive Variable and Fixed
Annuity Contract
FAII-IND-MVA-02

All-Star Variable and Fixed Annuity Contract
RFFII-IND-MVA-02
RFFII-IND-MVAPR-0
RFII-GR-CERT-02
RFII-GR-CERTPR-02

All-Star Traditions Variable and Fixed
Annuity Contract
RCHII-IND-MVA-02

All-Star Freedom Variable and Fixed
Annuity Contract
FIIII-IND-MVA-02

All-Star Extra Variable and Fixed
Annuity Contract
FAII-IND-MVA-02

Sun Life of Canada (U.S.) Variable Account G	Futurity Corporate Variable Universal Life
July 25, 1996	Insurance Policies
VUL-COLI-97

Name of Separate Account and	Form Number and Name of Contract
Date Established by Board of Directors	Funded By Separate Account

Sun Life of Canada (U.S.) Variable Account I	Futurity Protector Variable Universal Life Insurance
December 1, 1998	Policies
DBVUL-2001

Futurity Survivorship II Variable Universal Life Insurance Policies
SVUL-2001

Futurity Accumulator Variable Universal Life Insurance Policies
CVVUL-2001

Futurity Protector II Variable Universal Life Insurance
Policies
DBVUL-2001

Futurity Accumulator II Variable Universal Life Insurance
Policies
CVVUL-2001

3

Keyport Variable Account A	Keyport Latitude Variable Annuity Contracts
BVA(1)/CERT, BVA(1)/IND and BVA(1)

Keyport Vista Variable Annuity Contract
DVA(1)/CERT, DVA(1)/IND and DVA(1)

Keyport Charter Variable Annuity Contract
DVA(1)/CERT, DVA(1)/IND and DVA(1)

Keyport Advisor Charter Variable Annuity Contract
DVA(1)/CERT, DVA(1)/IND and DVA(1)

Keyport Advisor Vista Variable Annuity Contract
DVA(1)/CERT, DVA(1)/IND and DVA(1)

Keyport Advisor Variable Annuity Contract
DVA(1)/CERT, DVA(1)/IND and DVA(1)

Keyport Optima Variable Annuity Contract
DVA(1)/CERT, DVA(1)/IND and DVA(1)

Keyport Advisor Optima Variable Annuity Contract
DVA(1)/CERT, DVA(1)/IND and DVA(1)

4

IN WITNESS WHEREOF, the Parties have caused this Amended and Restated Amendment to be executed in their names and on their behalf by and through their duly authorized officers signing below.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

For the President	For the Secretary

By: /s/ Susan J. Lazzo Name: Susan J. Lazzo Title: Senior Counsel	By: /s/ John E. Coleman Name: John E. Coleman Title: Vice President

CLARENDON INSURANCE AGENCY, INC.

For the President	For the Secretary

By: /s/ William T. Evers Name: William T. Evers Title: AVP & Senior Counsel	By: /s/ John E. Coleman Name: John E. Coleman Title: Vice President

ALLIANCE CAPITAL MANAGEMENT L.P.

By:        Alliance Capital Management Corporation, its General Partner

By:        /s/ Marc O. Meyer

Name:   Marc O. Meyer

Title:     Executive Vice President

ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC.

By:        /s/ Stephen Scanlon

Name:   Stephen Scanlon

Title:     Senior Vice President

1

PARTICIPATION AGREEMENT

RESTATED AND AMENDED AMENDMENT NO. 4

Effective as of October 24, 2003, Amended and Restated as of June 1, 2005

THIS PARTICIPATION AGREEMENT, made and entered into as of the 1st day of May, 2001 (“Agreement”), and amended on September 1, 2001, April 1, 2002, and August 5, 2002 by and among Sun Life Assurance Company of Canada (U.S.), a Delaware life insurance company (“Insurer”) (on behalf of itself and certain of its “Separate Accounts,”); Clarendon Insurance Agency, Inc., a Massachusetts corporation (“Contracts Distributor”) the principal underwriter with respect to the Contracts (together, Insurer and Contract Distributor, the “Company”); Alliance Capital Management L.P., a Delaware limited partnership (“Adviser”), the investment adviser of AllianceBernstein Variable Products Series Fund, Inc. (“Fund”); and AllianceBernstein Investment Research and Management, Inc., a Delaware corporation (“Distributor”), the Fund’s principal underwriter (collectively, the “Parties”) is hereby amended as follows:

1. The following is added under Section 4. Legal and Compliance:

Section 4.7 Market Timing

In the event that it should come to the Company’s attention that any contract owner is engaging in a pattern of purchases, redemptions, and/or exchanges of shares of a Fund that may evidence “market timing”, the Company shall notify the Distributor of such pattern. As permitted by law, the Company agrees to cooperate fully with the Distributor for the purpose of preventing “market timing”, and will upon request furnish the Distributor such information as Distributor may consider necessary or desirable to review the possible existence and extent of “market timing” by any contract owner. The Company will take any and all such actions as the Distributor may reasonably request in order to terminate any pattern of trading that the Distributor considers to be “market timing”, including imposing limitations on a contract owner’s ability to purchase or exchange shares of the Fund.

2. Schedule B of the Agreement is deleted in its entirety and replaced with the following:

SCHEDULE B

Separate Accounts and Associated Contracts

Shares of the Portfolios of the Fund shall be made available as investments for the following Separate Accounts:

Name of Separate Account and	Form Number and Name of Contract
Date Established by Board of Directors	Funded By Separate Account

Sun Life of Canada (U.S.) Variable Account F	Futurity II Variable and Fixed Annuity Contract
July 13, 1989	RP-GR-CONT-98-1
RP-IND-MVA-98-1

Futurity III Variable and Fixed Annuity Contract
RCH-IND-MVA-00-1
RCH-GR-CERT-00-1
RCH-INDMVAPR-00-1
RCH-GRCERT-PR-00-1

Futurity Focus II Variable and Fixed Annuity Contract
FII-IND-MVA-00-1
FII-GR-CERT-00-1
FII-IND-MVAPR-00-1
FII-GR-CERTPR-00-1

1

Futurity Accolade Variable and Fixed Annuity Contract
FA-IND-MVA-99-1
FA-GR-CERT-99-1
FA-IND-MVAPR-99-1
FA-GR-CERTPR-99-1

Futurity Select Four Variable and Fixed Annuity Contract
RFF-IND-MVA-00-1
RFF-GR-CERT-00-1
RFF-INDMVAPR-00-1
RFF-GRCERT-PR-00-1

Futurity Select Four Plus Variable and Fixed
Annuity Contract
RFFII-IND-MVA-02
RFFII-IND-MVAPR-0
RFII-GR-CERT-02
RFII-GR-CERTPR-02

Name of Separate Account and	Form Number and Name of Contract
Date Established by Board of Directors	Funded By Separate Account

Sun Life of Canada (U.S.) Variable Account F	Futurity Select Seven Variable and Fixed
July 13, 1989 (continued)	Annuity Contract

RCHII-IND-MVA-02

Futurity Select Freedom Variable and Fixed
Annuity Contract
FIIII-IND-MVA-02

Futurity Select Incentive Variable and Fixed
Annuity Contract
FAII-IND-MVA-02

All-Star Variable and Fixed Annuity Contract
RFFII-IND-MVA-02
RFFII-IND-MVAPR-0
RFII-GR-CERT-02
RFII-GR-CERTPR-02

All-Star Traditions Variable and Fixed
Annuity Contract
RCHII-IND-MVA-02

All-Star Freedom Variable and Fixed
Annuity Contract
FIIII-IND-MVA-02

All-Star Extra Variable and Fixed
Annuity Contract
FAII-IND-MVA-02

2

Sun Life of Canada (U.S.) Variable Account G	Futurity Corporate Variable Universal Life Insurance Policies
July 25, 1996	VUL-COLI-97

Sun Life of Canada (U.S.) Variable Account I	Futurity Protector Variable Universal Life Insurance
December 1, 1998	Policies
DBVUL-2001

Futurity Survivorship II Variable Universal Life Insurance Policies
SVUL-2001

Futurity Accumulator Variable Universal Life Insurance Policies
CVVUL-2001

Futurity Protector II Variable Universal Life Insurance
Policies
DBVUL-2001

Futurity Accumulator II Variable Universal Life Insurance
Policies
CVVUL-2001

3

IN WITNESS WHEREOF, the Parties have caused this Amended and Restated Amendment to be executed in their names and on their behalf by and through their duly authorized officers signing below.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

For the President	For the Secretary

By: /s/ Susan J. Lazzo Name: Susan J. Lazzo Title: Senior Counsel	By: /s/ John E. Coleman Name: John E. Coleman Title: Vice President

CLARENDON INSURANCE AGENCY, INC.

For the President	For the Secretary

By: /s/ William T. Evers Name: William T. Evers Title: AVP & Senior Counsel	By: /s/ John E. Coleman Name: John E. Coleman Title: Vice President

ALLIANCE CAPITAL MANAGEMENT L.P.

By:            Alliance Capital Management Corporation, its General Partner

By:            /s/ Marc O. Meyer

Name:       Marc O. Meyer

Title:         Executive Vice President

ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC.

By:            /s/ Stephen Scanlon

Name:       Stephen Scanlon

Title:         Senior Vice President

PARTICIPATION AGREEMENT

AMENDMENT NO. 3

THIS AGREEMENT, made and entered into as of the 1st day of May, 2001 (“Agreement”), and amended on September 1, 2001 and April 1, 2002 by and among Sun Life Assurance Company of Canada (U.S.), a Delaware life insurance company (“Insurer”) (on behalf of itself and certain of its “Separate Accounts,”); Clarendon Insurance Agency, Inc., a Massachusetts corporation (“Contracts Distributor”), the principal underwriter with respect to the Contracts; Alliance Capital Management L.P., a Delaware limited partnership (“Adviser”), the investment adviser of the Fund; and Alliance Fund Distributors, Inc., a Delaware corporation (“Distributor”), the Fund’s principal underwriter (collectively, the “Parties”) do hereby agree to amend the Agreement as follows:

1. Schedule B of the Agreement is deleted in its entirety and replaced with the following:

Schedule B

Separate Accounts and Associated Contracts

Shares of the Funds of the Trust shall be made available as investments for the following Separate Accounts:

Name of Separate Account and Date Established by Board of Directors	Form Number and Name of Contract Funded By Separate Account
Sun Life of Canada (U.S.) Variable Account F	Futurity II Variable and Fixed Annuity Contract
July 13, 1989	RP-GR-CONT-98-1
RP-IND-MVA-98-1

Futurity III Variable and Fixed Annuity Contract
RCH-IND-MVA-00-1
RCH-GR-CERT-00-1
RCH-INDMVAPR-00-1
RCH-GRCERT-PR-00-1

Futurity Focus II Variable and Fixed Annuity Contract
FII-IND-MVA-00-1
FII-GR-CERT-00-1
FII-IND-MVAPR-00-1
FII-GR-CERTPR-00-1

Futurity Accolade Variable and Fixed Annuity Contract
FA-IND-MVA-99-1
FA-GR-CERT-99-1
FA-IND-MVAPR-99-1
FA-GR-CERTPR-99-1

Futurity Select Four Variable and Fixed Annuity Contract
RFF-IND-MVA-00-1
RFF-GR-CERT-00-1
RFF-INDMVAPR-00-1
RFF-GRCERT-PR-00-1

Name of Separate Account and Date Established by Board of Directors	Form Number and Name of Contract Funded By Separate Account
Sun Life of Canada (U.S.) Variable Account F	Futurity Select Four Plus Variable and Fixed
July 13, 1989	Annuity Contract
RFFII-IND-MVA-02
RFFII-IND-MVAPR-0
RFII-GR-CERT-02
RFII-GR-CERTPR-02

Futurity Select Seven Variable and Fixed Annuity Contract
RCHII-IND-MVA-02

Futurity Select Freedom Variable and Fixed
Annuity Contract
FIIII-IND-MVA-02

Futurity Select Incentive Variable and Fixed
Annuity Contract
FAII-IND-MVA-02

All-Star Variable and Fixed Annuity Contract
RFFII-IND-MVA-02
RFFII-IND-MVAPR-0
RFII-GR-CERT-02
RFII-GR-CERTPR-02

All-Star Traditions Variable and Fixed
Annuity Contract
RCHII-IND-MVA-02

All-Star Freedom Variable and Fixed
Annuity Contract
FIIII-IND-MVA-02

All-Star Extra Variable and Fixed
Annuity Contract
FAII-IND-MVA-02

Sun Life of Canada (U.S.) Variable Account I December 1, 1998	Futurity Protector Variable Universal Life Insurance Policies
DBVUL-2001

Futurity Survivorship II Variable Universal Life Insurance Policies
SVUL-2001

Futurity Accumulator Variable Universal Life Insurance Policies
CVVUL-2001

Sun Life of Canada (U.S.) Variable Account G July 25, 1996	Futurity Corporate Variable Universal Life Insurance Policies
VUL-COLI-97

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed in their names and on their behalf by and through their duly authorized officers signing below.

Effective Date: August 5, 2002

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

By:	/s/ Philip K. Polkinghorn
Name: Philip K. Polkinghorn
Title:	Vice President, Retirement Products and Services

By:	/s/ Edward M. Shea
Name:	Edward M. Shea
Title: Assistant Vice President and Senior Counsel

CLARENDON INSURANCE AGENCY, INC.

By:	/s/ George E. Maden
Name:	George E. Maden
Title:	Secretary & Clerk

By:	/s/ William T. Evers
Name:	William T. Evers
Title:	Assistant Secretary

ALLIANCE CAPITAL MANAGEMENT LP

By:	Alliance Capital Management Corporation, its General Partner

By:	/s/ Officer
Name:
Title:

ALLIANCE FUND DISTRIBUTORS, INC.

By:	/s/ Richard A. Winge
Name: Richard A. Winge
Title: Managing Director, SVP

PARTICIPATION AGREEMENT

AMENDMENT NO. 2

THIS AGREEMENT, made and entered into as of the 1st day of May, 2001 (“Agreement”), and amended on September 1, 2001, by and among Sun Life Assurance Company of Canada (U.S.), a Delaware life insurance company (“Insurer”) (on behalf of itself and certain of its “Separate Accounts,”); Clarendon Insurance Agency, Inc., a Massachusetts corporation (“Contracts Distributor”), the principal underwriter with respect to the Contracts; Alliance Capital Management L.P., a Delaware limited partnership (“Adviser”), the investment adviser of the Fund; and Alliance Fund Distributors, Inc., a Delaware corporation (“Distributor”), the Fund’s principal underwriter (collectively, the “Parties”) do hereby agree to amend the Agreement as follows:

1. Schedule B of the Agreement is deleted in its entirety and replaced with the following:

Schedule B

Separate Accounts and Associated Contracts

Shares of the Funds of the Trust shall be made available as investments for the following Separate Accounts:

Name of Separate Account and Date Established by Board of Directors	Form Number and Name of Contract Funded By Separate Account
Sun Life of Canada (U.S.) Variable Account F	Futurity II Variable and Fixed Annuity Contract
July 13, 1989	RP-GR-CONT-98-1
RP-IND-MVA-98-1

Futurity III Variable and Fixed Annuity Contract
RCH-IND-MVA-00-1
RCH-GR-CERT-00-1
RCH-INDMVAPR-00-1
RCH-GRCERT-PR-00-1

Futurity Focus II Variable and Fixed Annuity Contract
FII-IND-MVA-00-1
FII-GR-CERT-00-1
FII-IND-MVAPR-00-1
FII-GR-CERTPR-00-1

Futurity Accolade Variable and Fixed Annuity Contract
FA-IND-MVA-99-1
FA-GR-CERT-99-1
FA-IND-MVAPR-99-1
FA-GR-CERTPR-99-1

Futurity Select Four Variable and Fixed Annuity Contract
RFF-IND-MVA-00-1
RFF-GR-CERT-00-1
RFF-INDMVAPR-00-1
RFF-GRCERT-PR-00-1

Name of Separate Account and Date Established by Board of Directors	Form Number and Name of Contract Funded By Separate Account
Futurity Select Four Plus Variable and Fixed
Annuity Contract
RFFII-IND-MVA-02
RFFII-IND-MVAPR-0
RFII-GR-CERT-02
RFII-GR-CERTPR-02

All-Star Variable and Fixed Annuity Contract
RFFII-IND-MVA-02
RFFII-IND-MVAPR-0
RFII-GR-CERT-02
RFII-GR-CERTPR-02

Sun Life of Canada (U.S.) Variable Account I December 1, 1998	Futurity Protector Variable Universal Life Insurance Policies DBVUL-2001

Futurity Survivorship II Variable Universal Life Insurance Policies
SVUL-2001

Futurity Accumulator Variable Universal Life Insurance Policies
CVVUL-2001

Sun Life of Canada (U.S.) Variable Account G	Futurity Corporate Variable Universal Life
July 25, 1996	Insurance Policies
VUL-COLI-97

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed in their names and on their behalf by and through their duly authorized officers signing below.

Effective Date: April 1, 2002

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

By:	/s/ Ronald J. Fernandes
Name:	Ronald J. Fernandes
Title:	Vice President, Retirement Products & Services

By:	/s/ Edward M. Shea
Name:	Edward M. Shea
Title:	Assistant Vice President & Senior Counsel

CLARENDON INSURANCE AGENCY, INC.

By:	/s/ William T. Evers
Name:	William T. Evers
Title:	Assistant Secretary

By:	/s/ George E. Maden
Name:	George E. Maden
Title:	Secretary & Clerk

ALLIANCE CAPITAL MANAGEMENT LP

By:	Alliance Capital Management Corporation, its General Partner.

By:	/s/ Officer
Name:
Title:

ALLIANCE FUND DISTRIBUTORS, INC.

By:	/s/ Officer
Name:
Title:

PARTICIPATION AGREEMENT

AMENDMENT NO. 1

THIS AGREEMENT, made and entered into as of the 1st day of May, 2001 (“Agreement”), by and among Sun Life Assurance Company of Canada (U.S.), a Delaware life insurance company (“Insurer”) (on behalf of itself and certain of its “Separate Accounts,”); Clarendon Insurance Agency, Inc., a Massachusetts corporation (“Contracts

Distributor”), the principal underwriter with respect to the Contracts; Alliance Capital Management L.P., a Delaware limited partnership (“Adviser”), the investment adviser of the Fund; and Alliance Fund Distributors, Inc., a Delaware corporation (“Distributor”), the Fund’s principal underwriter (collectively, the “Parties”) do hereby agree to amend the Agreement as follows:

1. Schedule B of the Agreement is deleted in its entirety and replaced with the following:

Schedule B

Separate Accounts and Associated Contracts

Shares of the Funds of the Trust shall be made available as investments for the following Separate Accounts:

Name of Separate Account and Date Established by Board of Directors	Form Number and Name of Contract Funded By Separate Account
Sun Life of Canada (U.S.) Variable Account F	Futurity II Variable and Fixed Annuity Contract
July 13, 1989	RP-GR-CONT-98-1
RP-IND-MVA-98-1

Futurity III Variable and Fixed Annuity Contract
RCH-IND-MVA-00-1
RCH-GR-CERT-00-1
RCH-INDMVAPR-00-1
RCH-GRCERT-PR-00-1

Futurity Focus II Variable and Fixed Annuity Contract
FII-IND-MVA-00-1
FII-GR-CERT-00-1
FII-IND-MVAPR-00-1
FII-GR-CERTPR-00-1

Futurity Accolade Variable and Fixed Annuity Contract
FA-IND-MVA-99-1
FA-GR-CERT-99-1
FA-IND-MVAPR-99-1
FA-GR-CERTPR-99-1

Futurity Select Four Variable and Fixed Annuity Contract
RFF-IND-MVA-00-1
RFF-GR-CERT-00-1
RFF-INDMVAPR-00-1
RFF-GRCERT-PR-00-1

Sun Life of Canada (U.S.) Variable Account I	Futurity Protector Variable Universal Life Insurance
December 1, 1998	Policies
DBVUL-2001

Futurity Survivorship II Variable Universal Life Insurance Policies
SVUL-2001

Futurity Accumulator Variable Universal Life Insurance Policies
CVVUL-2001

Sun Life of Canada (U.S.) Variable Account G	Futurity Corporate Variable Universal Life Insurance Policies
July 25, 1996	VUL-COLI-97

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed in their names and on their behalf by and through their duly authorized officers signing below.

Effective Date: September 1, 2001

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

By:	/s/ Ronald J. Fernandes
Name:	Ronald J. Fernandes
Title:	Vice President, Retirement Products & Services

By:	/s/ Edward M. Shea
Name:	Edward M. Shea
Title:	Assistant Vice President & Senior Counsel

CLARENDON INSURANCE AGENCY, INC.

By:	/s/ Norton A. Goss II
Name:	Norton A. Goss, II
Title:	Assistant Vice President

By:	/s/ George E. Maden
Name:	George E. Maden
Title:	Secretary & Clerk

ALLIANCE CAPITAL MANAGEMENT LP

By:	Alliance Capital Management Corporation, its General Partner

Name:	/s/ Officer
Title:

ALLIANCE FUND DISTRIBUTORS, INC.

By:	/s/ Officer
Name:
Title:

PARTICIPATION AGREEMENT

AMONG

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

CLARENDON INSURANCE AGENCY, INC.

ALLIANCE CAPITAL MANAGEMENT L.P.

AND

ALLIANCE FUND DISTRIBUTORS, INC.

DATED AS OF

May 1, 2001

PARTICIPATION AGREEMENT

THIS AGREEMENT, made and entered into as of the 1st day of May, 2001 (“Agreement”), by and among Sun Life Assurance Company of Canada (U.S.), a Delaware life insurance company (“Insurer”) (on behalf of itself and certain of its “Separate Accounts,” defined below); Clarendon Insurance Agency, Inc., a Massachusetts corporation (“Contracts Distributor”), the principal underwriter with respect to the Contracts referred to below; Alliance Capital Management L.P., a Delaware limited partnership (“Adviser”), the investment adviser of the Fund referred to below; and Alliance Fund Distributors, Inc., a Delaware corporation (“Distributor”), the Fund’s principal underwriter (collectively, the “Parties”),

WITNESSETH THAT:

WHEREAS Insurer, the Distributor, and Alliance Variable Products Series Fund, Inc. (the “Fund”) desire that Class B shares of the Fund’s Portfolios listed on Schedule A attached hereto (the “Portfolios”; reference herein to the “Fund” includes reference to each Portfolio to the extent the context requires) be made available by Distributor to serve as underlying investment media for those variable annuity contracts and variable life insurance policies of Insurer that are listed on Schedule B attached hereto (the “Contracts”), to be offered through Contracts Distributor and other registered broker-dealer firms as agreed to by Insurer and Contracts Distributor; and

WHEREAS the Contracts provide for the allocation of net amounts received by Insurer to separate series (the “Divisions”; reference herein to the “Separate Accounts” includes reference to each Division to the extent the context requires) of the Separate Accounts for investment in Class B shares of corresponding Portfolios of the Fund that are made available through the Separate Accounts to act as underlying investment media,

NOW, THEREFORE, in consideration of the mutual benefits and promises contained herein, the Fund and Distributor will make Class B shares of the Portfolios available to Insurer for this purpose at net asset value and with no sales charges, all subject to the following provisions:

Section 1. Additional Portfolios

1.1    The Fund has and may, from time to time, add additional Portfolios, which will become subject to this Agreement, if, upon the written consent of each of the Parties hereto, they are made available as investment media for the Contracts.

1.2    Insurer has and may, from time to time, add additional Contracts, which will become subject to this Agreement, if, upon the written consent of the Parties hereto, they are added to Schedule B.

Section 2. Processing Transactions

2.1    Timely Pricing and Orders.

The Adviser or its designated agent will provide closing net asset value, dividend and capital gain information for each Portfolio to Insurer at the close of trading on each day (a “Business Day”) on which (a) the New York Stock Exchange is open for regular trading, (b) the Fund calculates the Portfolio’s net asset value and (c) Insurer is open for business. The Fund or its designated agent will use its best efforts to provide this information by 6:00 p.m., Eastern time. Insurer will use these data to calculate unit values, which in turn will be used to process transactions that receive that same Business Day’s Separate Account Division’s unit values. Such Separate Account processing will be done the same evening, and corresponding orders with respect to Fund shares will be placed the morning of the following Business Day. Insurer will use its best efforts to place such orders with the Fund by 10:00 a.m., Eastern time.

2.2    Timely Payments.

Insurer will transmit orders for purchases and redemptions of Fund shares to Distributor, and will wire payment for net purchases to a custodial account designated by the Fund on the day the order for Fund shares is placed, to the extent practicable. Payment for net redemptions will be wired by the Fund to an account designated by Insurer on the same day as the order is placed, to the extent practicable, and in any event be made within six calendar days after the date the order is placed in order to enable Insurer to pay redemption proceeds within the time specified in Section 22(e) of the Investment Company Act of 1940, as amended (the “1940 Act”).

2.3    Redemption in Kind.

The Fund reserves the right to pay any portion of a redemption in kind of portfolio securities, if the Fund’s board of directors (the “Board of Directors”) determines that it would be detrimental to the best interests of shareholders to make a redemption wholly in cash.

2.4    Applicable Price.

The Parties agree that Portfolio share purchase and redemption orders resulting from Contract owner purchase payments, surrenders, partial withdrawals, routine withdrawals of charges, or other transactions under Contracts will be executed at the net asset values as determined as of the close of regular trading on the New York Stock Exchange on the Business Day that Insurer receives such orders and processes such transactions, which, Insurer agrees shall occur not earlier than the Business Day prior to Distributor’s receipt of the corresponding orders for purchases and redemptions of Portfolio shares. For the purposes of this section, Insurer shall be deemed to be the agent of the Fund for receipt of such orders from holders or applicants of contracts, and receipt by Insurer shall constitute receipt by the Fund. All other purchases and redemptions of Portfolio shares by Insurer, will be effected at the net asset values next computed after receipt by Distributor of the order therefor, and such orders will be irrevocable. Insurer hereby elects to reinvest all dividends and capital gains distributions in additional shares of the corresponding Portfolio at the record-date net asset values until Insurer otherwise notifies the Fund in writing, it being agreed by the Parties that the record date and the payment date with respect to any dividend or distribution will be the same Business Day.

Section 3. Costs and Expenses

3.1    General.

Except as otherwise specifically provided herein, each Party will bear all expenses incident to its performance under this Agreement.

3.2    Registration.

The Fund will bear the cost of its registering as a management investment company under the 1940 Act and registering its shares under the Securities Act of 1933, as amended (the “1933 Act”), and keeping such registrations current and effective; including, without limitation, the preparation of and filing with the SEC of Forms N-SAR and Rule 24f-2 Notices respecting the Fund and its shares and payment of all applicable registration or filing fees with respect to any of the foregoing. Insurer will bear the cost of registering the Separate Account as a unit investment trust under the 1940 Act and registering units of interest under the Contracts under the 1933 Act and keeping such registrations current and effective; including, without limitation, the preparation and filing with the SEC of Forms N-SAR and Rule 24f-2 Notices respecting the Separate Account and its units of interest and payment of all applicable registration or filing fees with respect to any of the foregoing.

3.3    Other (Non-Sales-Related) Expenses.

The Fund will bear the costs of preparing, filing with the SEC and setting for printing the Fund’s prospectus, statement of additional information and any amendments or supplements thereto (collectively, the “Fund Prospectus”), periodic reports to shareholders, Fund proxy material and other shareholder communications and any related requests for voting instructions from Participants (as defined below). Insurer will bear the costs of preparing, filing with the SEC and setting for printing, the Separate Account’s prospectus, statement of additional information and any amendments or supplements thereto (collectively, the “Separate Account Prospectus”), any periodic reports to owners, annuitants or participants under the Contracts (collectively, “Participants”), and other Participant communications. The Fund and Insurer each will bear the costs of printing in quantity and delivering to existing Participants the documents as to which it bears the cost of preparation as set forth above in this Section 3.3, it being understood that reasonable cost allocations will be made in cases where any such Fund and Insurer documents are printed or mailed on a combined or coordinated basis. If requested by Insurer, the Fund will provide annual Prospectus text to Insurer on diskette for printing and binding with the Separate Account Prospectus.

3.4    Other Sales-Related Expenses.

Expenses of distributing the Portfolio’s shares and the Contracts will be paid by Contracts Distributor and other parties, as they shall determine by separate agreement.

3.5    Parties to Cooperate.

The Adviser, Insurer, Contracts Distributor, and Distributor each agrees to cooperate with the others, as applicable, in arranging to print, mail and/or deliver combined or coordinated prospectuses or other materials of the Fund and Separate Account.

Section 4. Legal Compliance

4.1    Tax Laws.

(a)    The Adviser will use its best efforts to qualify and to maintain qualification of each Portfolio as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and the Adviser or Distributor will notify Insurer immediately upon having a reasonable basis for believing that a Portfolio has ceased to so qualify or that it might not so qualify in the future.

(b)    Insurer represents that it believes, in good faith, that the Contracts will be treated as [annuity] contracts under applicable provisions of the Code and that it will make every effort to maintain such treatment. Insurer will notify the Fund and Distributor immediately upon having a reasonable basis for believing that any of the Contracts have ceased to be so treated or that they might not be so treated in the future.

(c)    The Fund will use its best efforts to comply and to maintain each Portfolio’s compliance with the diversification requirements set forth in Section 817(h) of the Code and Section 1.817-5(b) of the regulations under the Code, and the Fund, Adviser or Distributor will notify Insurer immediately upon having a reasonable basis for believing that a Portfolio has ceased to so comply or that a Portfolio might not so comply in the future.

(d)    Insurer represents that it believes, in good faith, that the Separate Account is a “segregated asset account” and that interests in the Separate Account are offered exclusively through the purchase of or transfer into a “variable contract,” within the meaning of such terms under Section 817(h) of the Code and the regulations thereunder. Insurer will make every effort to continue to meet such definitional requirements, and it will notify the Fund and Distributor immediately upon having a reasonable basis for believing that such requirements have ceased to be met or that they might not be met in the future.

(e)    The Adviser will manage the Fund as a RIC in compliance with Subchapter M of the Code and will use its best efforts to manage to be in compliance with Section 817(h) of the Code and regulations thereunder. The Fund has adopted and will maintain procedures for ensuring that the Fund is managed in compliance with Subchapter M and Section 817(h) and regulations thereunder. Within 30 days after the end of each calendar quarter, the Adviser will provide Insurer with written certification of compliance with Section 817(h) of the Code and regulations thereunder for each Portfolio listed on Schedule A.

(f)    Should the Distributor or Adviser become aware of a failure of Fund, or any of its Portfolios, to be in compliance with Subchapter M of the Code or Section 817(h) of the Code and regulations thereunder, they represent and agree that they will immediately notify Insurer of such in writing.

4.2    Insurance and Certain Other Laws.

(a)    The Adviser will use its best efforts to cause the Fund to comply with any applicable state insurance laws or regulations, to the extent specifically requested in writing by Insurer. If it cannot comply, it will so notify Insurer in writing.

(b)    Insurer represents and warrants that (i) it is an insurance company duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power, authority and legal right to execute, deliver and perform its duties and comply with its obligations under this Agreement, (ii) it has legally and validly established and maintains the Separate Account as a segregated asset account under Section 2932 of Title 18 of the Delaware Insurance Code, and (iii) the Contracts comply in all material respects with all other applicable federal and state laws and regulations.

(c)    Insurer and Contracts Distributor represent and warrant that Contracts Distributor is a business corporation duly organized, validly existing, and in good standing under the laws of the State of Massachusetts and has full corporate power, authority and legal right to execute, deliver, and perform its duties and comply with its obligations under this Agreement.

(d)    Distributor represents and warrants that it is a business corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power, authority and legal right to execute, deliver, and perform its duties and comply with its obligations under this Agreement.

(e)    Distributor represents and warrants that the Fund is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland and has full power, authority, and legal right to execute, deliver, and perform its duties and comply with its obligations under this Agreement.

(f)    Adviser represents and warrants that it is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power, authority, and legal right to execute, deliver, and perform its duties and comply with its obligations under this Agreement.

4.3    Securities Laws.

(a)    Insurer represents and warrants that (i) interests in the Separate Account pursuant to the Contracts will be registered under the 1933 Act to the extent required by the 1933 Act and the Contracts will be duly authorized for issuance and sold in compliance with applicable state law, (ii) the Separate Account is and will remain registered under the 1940 Act to the extent required by the 1940 Act, (iii) the Separate Account does and will comply in all material respects with the requirements of the 1940 Act and the rules thereunder, (iv) the Separate Account’s 1933 Act registration statement relating to the Contracts, together with any amendments thereto, will, at all times comply in all material respects with the requirements of the 1933 Act and the rules thereunder, and (v) the Separate Account Prospectus will at all times comply in all material respects with the requirements of the 1933 Act and the rules thereunder.

(b)    The Adviser and Distributor represent and warrant that (i) Fund shares sold pursuant to this Agreement will be registered under the 1933 Act to the extent required by the 1933 Act and duly authorized for issuance and sold in compliance with Maryland law, (ii) the Fund is and will remain registered under the 1940 Act to the extent required by the 1940 Act, (iii) the Fund will amend the registration statement for its shares under the 1933 Act and itself under the 1940 Act from time to time as required in order to effect the continuous offering of its shares, (iv) the Fund does and will comply in all material respects with the requirements of the 1940 Act and the rules thereunder, (v) the Fund’s 1933 Act registration statement, together with any amendments thereto, will at all times comply in all material respects with the requirements of the 1933 Act and rules thereunder, and (vi) the Fund Prospectus will at all times comply in all material respects with the requirements of the 1933 Act and the rules thereunder.

(c) The Fund will register and qualify its shares for sale in accordance with the laws of any state or other jurisdiction only if and to the extent reasonably deemed advisable by the Fund, Insurer or any other life insurance company utilizing the Fund.

(d) Distributor and Contracts Distributor each represents and warrants that it is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended, and is a member in good standing of the National Association of Securities Dealers Inc. (the “NASD”).

4.4 Notice of Certain Proceedings and Other Circumstances.

(a) Distributor or the Fund shall immediately notify Insurer of (i) the issuance by any court or regulatory body of any stop order, cease and desist order, or other similar order with respect to the Fund’s registration statement under the 1933 Act or the Fund Prospectus, (ii) any request by the SEC for any amendment to such registration statement or Fund Prospectus, (iii) the initiation of any proceedings for that purpose or for any other purpose relating to the registration or offering of the Fund’s shares, or (iv) any other action or circumstances that may prevent the lawful offer or sale of Fund shares in any state or jurisdiction, including, without limitation, any circumstances in which (x) the Fund’s shares are not registered and, in all material respects, issued and sold in accordance with applicable state and federal law or (y) such law precludes the use of such shares as an underlying investment medium of the Contracts issued or to be issued by Insurer. Distributor and the Fund will make every reasonable effort to prevent the issuance of any such stop order, cease and desist order or similar order and, if any such order is issued, to obtain the lifting thereof at the earliest possible time.

(b) Insurer and Contracts Distributor shall immediately notify the Fund of (i) the issuance by any court or regulatory body of any stop order, cease and desist order or similar order with respect to the Separate Account’s registration statement under the 1933 Act relating to the Contracts or the Separate Account Prospectus, (ii) any request by the SEC for any amendment to such registration statement or Separate Account Prospectus, (iii) the initiation of any proceedings for that purpose or for any other purpose relating to the registration or offering of the Separate Account interests pursuant to the Contracts, or (iv) any other action or circumstances that may prevent the lawful offer or sale of said interests in any state or jurisdiction, including, without limitation, any circumstances in which said interests are not registered and, in all material respects, issued and sold in accordance with applicable state and federal law. Insurer and Contracts Distributor will make every reasonable effort to prevent the issuance of any such stop order, cease and desist order or similar order and, if any such order is issued, to obtain the lifting thereof at the earliest possible time.

4.5 Insurer to Provide Documents.

Upon request, Insurer will provide the Fund and the Distributor one complete copy of SEC registration statements, Separate Account Prospectuses, reports, any preliminary and final voting instruction solicitation material, applications for exemptions, requests for no-action letters, and amendments to any of the above, that relate to the Separate Account or the Contracts, contemporaneously with the filing of such document with the SEC or other regulatory authorities.

4.6 Fund to Provide Documents.

Upon request, the Fund will provide to Insurer one complete copy of SEC registration statements, Fund Prospectuses, reports, any preliminary and final proxy material, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Fund or its shares, contemporaneously with the filing of such document with the SEC or other regulatory authorities.

Section 5. Mixed and Shared Funding

5.1 General.

The Fund has obtained an order exempting it from certain provisions of the 1940 Act and rules thereunder so that the Fund is available for investment by certain other entities, including, without limitation, separate accounts funding variable life insurance policies and separate accounts of insurance companies unaffiliated with Insurer (“Mixed and Shared Funding Order”). The Parties recognize that the SEC has imposed terms and conditions for such orders that are substantially identical to many of the provisions of this Section 5.

5.2 Disinterested Directors.

The Fund agrees that its Board of Directors shall at all times consist of directors a majority of whom (the “Disinterested Directors”) are not interested persons of Adviser or Distributor within the meaning of Section 2(a)(19) of the 1940 Act.

5.3 Monitoring for Material Irreconcilable Conflicts.

The Fund agrees that its Board of Directors will monitor for the existence of any material irreconcilable conflict between the interests of the participants in all separate accounts of life insurance companies utilizing the Fund, including the Separate Account. Insurer agrees to inform the Board of Directors of the Fund of the existence of or any potential for any such material irreconcilable conflict of which it is aware. The concept of a “material irreconcilable conflict” is not defined by the 1940 Act or the rules thereunder, but the Parties recognize that such a conflict may arise for a variety of reasons, including, without limitation:

(a) an action by any state insurance or other regulatory authority;

(b) a change in applicable federal or state insurance, tax or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax or securities regulatory authorities;

(c) an administrative or judicial decision in any relevant proceeding;

(d) the manner in which the investments of any Portfolio are being managed;

(e) a difference in voting instructions given by variable annuity contract and variable life insurance contract participants or by participants of different life insurance companies utilizing the Fund; or

(f) a decision by a life insurance company utilizing the Fund to disregard the voting instructions of participants.

Insurer will assist the Board of Directors in carrying out its responsibilities by providing the Board of Directors with all information reasonably necessary for the Board of Directors to consider any issue raised, including information as to a decision by Insurer to disregard voting instructions of Participants.

5.4 Conflict Remedies.

(a) It is agreed that if it is determined by a majority of the members of the Board of Directors or a majority of the Disinterested Directors that a material irreconcilable conflict exists, Insurer and the other life insurance companies utilizing the Fund will, at their own expense and to the extent reasonably practicable (as determined by a majority of the Disinterested Directors), take whatever steps are necessary to remedy or eliminate the material irreconcilable conflict, which steps may include, but are not limited to:

(i)

withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Portfolio and reinvesting such assets in a different investment medium, including another Portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected participants and, as appropriate, segregating the assets of any particular group (e.g., annuity contract owners or participants, life insurance contract owners or all contract owners and participants of one or more life insurance companies utilizing the Fund) that votes in favor of such segregation, or offering to the affected contract owners or participants the option of making such a change; and

(ii)	establishing a new registered investment company of the type defined as a “Management Company” in Section 4(3) of the 1940 Act or a new separate account that is operated as a Management Company.

(b) If the material irreconcilable conflict arises because of Insurer’s decision to disregard Participant voting instructions and that decision represents a minority position or would preclude a majority vote, Insurer may be required, at the Fund’s election, to withdraw the Separate

Account’s investment in the Fund. No charge or penalty will be imposed as a result of such withdrawal. Any such withdrawal must take place within six months after the Fund gives notice to Insurer that this provision is being implemented, and until such withdrawal Distributor and the Fund shall continue to accept and implement orders by Insurer for the purchase and redemption of shares of the Fund.

(c) If a material irreconcilable conflict arises because a particular state insurance regulator’s decision applicable to Insurer conflicts with the majority of other state regulators, then Insurer will withdraw the Separate Account’s investment in the Fund within six months after the Fund’s Board of Directors informs Insurer that it has determined that such decision has created a material irreconcilable conflict, and until such withdrawal Distributor and Fund shall continue to accept and implement orders by Insurer for the purchase and redemption of shares of the Fund.

(d) Insurer agrees that any remedial action taken by it in resolving any material irreconcilable conflict will be carried out at its expense and with a view only to the interests of Participants.

(e) For purposes hereof, a majority of the Disinterested Directors will determine whether or not any proposed action adequately remedies any material irreconcilable conflict. In no event, however, will the Fund or Distributor be required to establish a new funding medium for any Contracts. Insurer will not be required by the terms hereof to establish a new funding medium for any Contracts if an offer to do so has been declined by vote of a majority of Participants materially adversely affected by the material irreconcilable conflict.

5.5 Notice to Insurer.

The Fund will promptly make known in writing to Insurer the Board of Directors’ determination of the existence of a material irreconcilable conflict, a description of the facts that give rise to such conflict and the implications of such conflict.

5.6 Information Requested by Board of Directors.

Insurer and the Fund will at least annually submit to the Board of Directors of the Fund such reports, materials or data as the Board of Directors may reasonably request so that the Board of Directors may fully carry out the obligations imposed upon it by the provisions hereof, and said reports, materials and data will be submitted at any reasonable time deemed appropriate by the Board of Directors. All reports received by the Board of Directors of potential or existing conflicts, and all Board of Directors actions with regard to determining the existence of a conflict, notifying life insurance companies utilizing the Fund of a conflict, and determining whether any proposed action adequately remedies a conflict, will be properly recorded in the minutes of the Board of Directors or other appropriate records, and such minutes or other records will be made available to the SEC upon request.

5.7 Compliance with SEC Rules.

If, at any time during which the Fund is serving as an investment medium for variable life insurance policies, 1940 Act Rules 6e-3(T) or, if applicable, 6e-2 are amended or Rule 6e-3 is adopted to provide exemptive relief with respect to mixed and shared funding, the Parties agree that they will comply with the terms and conditions thereof and that the terms of this Section 5 shall be deemed modified if and only to the extent required in order also to comply with the terms and conditions of such exemptive relief that is afforded by any of said rules that are applicable.

Section 6. Termination

6.1 Events of Termination.

Subject to Section 6.4 below, this Agreement will terminate as to a Portfolio:

(a) at the option of Insurer or Distributor upon at least six months advance written notice to the other Parties, or

(b) at the option of the Fund upon (i) at least sixty days advance written notice to the other parties, and (ii) approval by (x) a majority of the disinterested Directors upon a finding that a continuation of this Contract is contrary to the best interests of the Fund, or (y) a majority vote of the shares of the affected Portfolio in the corresponding Division of the Separate Account (pursuant to the procedures set forth in Section 11 of this Agreement for voting Trust shares in accordance with Participant instructions).

(c) at the option of the Fund upon institution of formal proceedings against Insurer or Contracts Distributor by the NASD, the SEC, any state insurance regulator or any other regulatory body regarding Insurer’s obligations under this Agreement or related to the sale of the Contracts, the operation of the Separate Account, or the purchase of the Fund shares, if, in each case, the Fund reasonably determines that such proceedings, or the facts on which such proceedings would be based, have a material likelihood of imposing material adverse consequences on the Portfolio to be terminated; or

(d) at the option of Insurer upon institution of formal proceedings against the Fund, Adviser, or Distributor by the NASD, the SEC, or any state insurance regulator or any other regulatory body regarding the Fund’s, Adviser’s or Distributor’s obligations under this Agreement or related to the operation or management of the Fund or the purchase of Fund shares, if, in each case, Insurer reasonably determines that such proceedings, or the facts on which such proceedings would be based, have a material likelihood of imposing material adverse consequences on Insurer, Contracts Distributor or the Division corresponding to the Portfolio to be terminated; or

(e) at the option of any Party in the event that (i) the Portfolio’s shares are not registered and, in all material respects, issued and sold in accordance with any applicable state and federal law or (ii) such law precludes the use of such shares as an underlying investment medium of the Contracts issued or to be issued by Insurer; or

(f) upon termination of the corresponding Division’s investment in the Portfolio pursuant to Section 5 hereof; or

(g) at the option of Insurer if the Portfolio ceases to qualify as a RIC under Subchapter M of the Code or under successor or similar provisions; or

(h) at the option of Insurer if the Portfolio fails to comply with Section 817(h) of the Code or with successor or similar provisions; or

(i) at the option of Insurer if Insurer reasonably believes that any change in a Fund’s investment adviser or investment practices will materially increase the risks incurred by Insurer.

6.2 Funds to Remain Available.

Except (i) as necessary to implement Participant-initiated transactions, (ii) as required by state insurance laws or regulations, (iii) as required pursuant to Section 5 of this Agreement, or (iv) with respect to any Portfolio as to which this Agreement has terminated, Insurer shall not (x) redeem Fund shares attributable to the Contracts, or (y) prevent Participants from allocating payments to or transferring amounts from a Portfolio that was otherwise available under the Contracts, until, in either case, 90 calendar days after Insurer shall have notified the Fund or Distributor of its intention to do so.

6.3 Survival of Warranties and Indemnifications.

All warranties and indemnifications will survive the termination of this Agreement.

6.4 Continuance of Agreement for Certain Purposes.

Notwithstanding any termination of this Agreement, the Distributor shall continue to make available shares of the Portfolios pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (the “Existing Contracts”), except as otherwise provided under Section 5 of this Agreement. Specifically, and without limitation, the Distributor shall facilitate the sale and purchase of shares of the Portfolios as necessary in order to process premium payments, surrenders and other withdrawals, and transfers or reallocations of values under Existing Contracts.

Section 7. Parties to Cooperate Respecting Termination

The other Parties hereto agree to cooperate with and give reasonable assistance to Insurer in taking all necessary and appropriate steps for the purpose of ensuring that the Separate Account owns no shares of a Portfolio after the Final Termination Date with respect thereto.

Section 8. Assignment

This Agreement may not be assigned by any Party, except with the written consent of each other Party.

Section 9. Class B Distribution Payments

From time to time during the term of this Agreement the Distributor may make payments to the Contracts Distributor pursuant to a distribution plan adopted by the Fund with respect to the Class B shares of the Portfolios pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan) in consideration of the Contracts Distributor’s furnishing distribution services relating to the Class B shares of the Portfolios and providing administrative, accounting and other services, including personal service and/or the maintenance of Participant accounts, with respect to such shares. The Distributor has no obligation to make any such payments, and the Contracts Distributor waives any such payment, until the Distributor receives monies therefor from the Fund. Any such payments made pursuant to this Section 9 shall be subject to the following terms and conditions:

(a) Any such payments shall be in such amounts as the Distributor may from time to time advise the Contracts Distributor in writing but in any event not in excess of the amounts permitted by the Rule 12b-1 Plan. Such payments may include a service fee in the amount of .25 of 1% per annum of the average daily net assets of the Fund attributable to the Class B shares of a Portfolio held by clients of the Contracts Distributor. Any such service fee shall be paid solely for personal service and/or the maintenance of Participant accounts.

(b) The provisions of this Section 9 relate to a plan adopted by the Fund pursuant to Rule 12b-1. In accordance with Rule 12b-1, any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to this Section 9 shall provide the Fund’s Board of Directors, and the Directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

(c) The provisions of this Section 9 shall remain in effect for not more than a year and thereafter for successive annual periods only so long as such continuance is specifically approved at least annually in conformity with Rule 12b-1 and the 1940 Act. The provisions of this Section 9 shall automatically terminate in the event of the assignment (as defined by the 1940 Act) of this Agreement, in the event the Rule 12b-1 Plan terminates or is not continued or in the event this Agreement terminates or ceases to remain in effect. In addition, the provisions of this Section 9 may be terminated at any time, without penalty, by either the Distributor or the Contracts Distributor with respect to any Portfolio on not more than 60 days’ nor less than 30 days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party.

Section 10. Notices

Notices and communications required or permitted by Section 2 hereof will be given by means mutually acceptable to the Parties concerned. Each other notice or communication required or permitted by this Agreement will be given to the following persons at the following addresses and facsimile numbers, or such other persons, addresses or facsimile numbers as the Party receiving such notices or communications may subsequently direct in writing:

Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park
Wellesley Hills, MA 02481
Attn: Maura A. Murphy, SC 1335

Clarendon Insurance Agency, Inc.
One Sun Life Executive Park
Wellesley Hills, MA 02481
Attn: Maura A. Murphy, SC 1335

Alliance Fund Distributors, Inc. 1345 Avenue of the Americas
New York NY 10105
Attn.: Edmund P. Bergan
FAX: (212) 969-2290

Alliance Capital Management L.P. 1345 Avenue of the Americas
New York NY 10105
Attn: Edmund P. Bergan
FAX: (212) 969-2290

Section 11. Voting Procedures

Subject to the cost allocation procedures set forth in Section 3 hereof, Insurer will distribute all proxy material furnished by the Fund to Participants and will vote Fund shares in accordance with instructions received from Participants. Insurer will vote Fund shares that are (a) not attributable to Participants or (b) attributable to Participants, but for which no instructions have been received, in the same proportion as Fund shares for which said instructions have been received from Participants. Insurer agrees that it will disregard Participant voting instructions only to the extent it would be permitted to do so pursuant to Rule 6e-3 (T)(b)(15)(iii) under the 1940 Act if the Contracts were variable life insurance policies subject to that rule. Other participating life insurance companies utilizing the Fund will be responsible for calculating voting privileges in a manner consistent with that of Insurer, as prescribed by this Section 11.

Section 12. Foreign Tax Credits

The Adviser agrees to consult in advance with Insurer concerning any decision to elect or not to elect pursuant to Section 853 of the Code to pass through the benefit of any foreign tax credits to the Fund’s shareholders.

Section 13. Indemnification

13.1 Indemnification of Fund, Distributor and Adviser by Insurer.

(a) Except to the extent provided in Sections 13.1(b) and 13.1(c), below, Insurer agrees to indemnify and hold harmless the Fund, Distributor and Adviser, each of their directors and officers, and each person, if any, who controls the Fund, Distributor or Adviser within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 13. 1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of Insurer) or actions in respect thereof (including, to the extent reasonable, legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or actions are related to the sale, acquisition, or holding of the Fund’s shares and:

(i)

arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Separate Account’s 1933 Act registration statement, the Separate Account Prospectus, the Contracts or, to the extent prepared by Insurer or Contracts Distributor, sales literature or advertising for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to Insurer or Contracts Distributor by or on behalf of the Fund, Distributor or Adviser for use in the Separate Account’s 1933 Act registration statement, the Separate Account Prospectus, the Contracts, or sales literature or advertising (or any amendment or supplement to any of the foregoing); or

(ii)

arise out of or as a result of any other statements or representations (other than statements or representations contained in the Fund’s 1933 Act registration statement, Fund Prospectus, sales literature or advertising of the Fund, or any amendment or supplement to any of the foregoing, not supplied for use therein by or on behalf of Insurer or Contracts Distributor) or the grossly negligent, illegal or fraudulent conduct of Insurer or Contracts Distributor or persons under their control (including, without limitation, their employees and “Associated Persons,” as that term is defined in paragraph (m) of Article I of the NASD’s By-Laws), in connection with the sale or distribution of the Contracts or Fund shares; or

(iii)

arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Fund’s 1933 Act registration statement, Fund Prospectus, sales literature or advertising of the Fund, or any amendment or supplement to any of the foregoing, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon and in conformity with information furnished to the Fund, Adviser or Distributor by or on behalf of Insurer or Contracts Distributor for use in the Fund’s 1933 Act registration statement, Fund Prospectus, sales literature or advertising of the Fund, or any amendment or supplement to any of the foregoing; or

(iv)	arise as a result of any failure by Insurer or Contracts Distributor to perform the obligations, provide the services and furnish the materials required of them under the terms of this Agreement.

(b) Insurer shall not be liable under this Section 13.1 with respect to any losses, claims, damages, liabilities or actions to which an Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance by that Indemnified Party of its duties or by reason of that Indemnified Party’s reckless disregard of obligations or duties under this Agreement or to Distributor or to the Fund.

(c) Insurer shall not be liable under this Section 13.1 with respect to any action against an Indemnified Party unless the Fund, Distributor or Adviser shall have notified Insurer in writing within a reasonable time after the summons or other first legal process giving information of the nature of the action shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify Insurer of any such action shall not relieve Insurer from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this Section 13. 1. In case any such action is brought against an Indemnified Party, Insurer shall be entitled to participate, at its own expense, in the defense of such action. Insurer also shall be entitled to assume the defense thereof, with counsel approved by the Indemnified Party named in the action, which approval shall not be unreasonably withheld. After notice from Insurer to such Indemnified Party of Insurer’s election to assume the defense thereof, the Indemnified Party will cooperate fully with Insurer and shall bear the fees and expenses of any additional counsel retained by it, and Insurer will not be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof, other than reasonable costs of investigation.

13.2 Indemnification of Insurer and Contracts Distributor by Adviser.

(a) Except to the extent provided in Sections 13.2(d) and 13.2(e), below, Adviser agrees to indemnify and hold harmless Insurer and Contracts Distributor, each of their directors and officers, and each person, if any, who controls Insurer or Contracts Distributor within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 13.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of Adviser) or actions in respect thereof (including, to the extent reasonable, legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or actions are related to the sale, acquisition, or holding of the Fund’s shares and:

(i)

arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Fund’s 1933 Act registration statement, Fund Prospectus, sales literature or advertising of the Fund or, to the extent not prepared by Insurer or Contracts Distributor, sales literature or advertising for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to Distributor, Adviser or the Fund by or on behalf of Insurer or Contracts Distributor for use in the Fund’s 1933 Act registration statement, Fund Prospectus, or in sales literature or advertising (or any amendment or supplement to any of the foregoing); or

(ii)

arise out of or as a result of any other statements or representations (other than statements or representations contained in the Separate Account’s 1933 Act registration statement, Separate Account Prospectus, sales literature or advertising for the Contracts, or any amendment or supplement to any of the foregoing, not supplied for use therein by or on behalf of Distributor, Adviser, or the Fund) or the grossly negligent, illegal or fraudulent conduct of the Fund, Distributor, Adviser or persons under their control (including, without limitation, their employees and Associated Persons), in connection with the sale or distribution of the Contracts or Fund shares; or

(iii)

arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Separate Account’s 1933 Act registration statement, Separate Account Prospectus, sales literature or advertising covering the Contracts, or any amendment or supplement to any of the foregoing, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished to Insurer or Contracts Distributor by or on behalf of the Fund, Distributor or Adviser for use in the Separate Account’s 1933 Act registration statement, Separate Account Prospectus, sales literature or advertising covering the Contracts, or any amendment or supplement to any of the foregoing; or

(iv)	arise as a result of any failure by the Fund, Adviser or Distributor to perform the obligations, provide the services and furnish the materials required of them under the terms of this Agreement;

(b) Except to the extent provided in Sections 13.2(d) and 13.2(e) hereof, Adviser agrees to indemnify and hold harmless the Indemnified Parties from and against any and all losses, claims, damages, liabilities (including amounts paid in settlement thereof with, except as set forth in Section 13.2(c) below, the written consent of Adviser) or actions in respect thereof (including, to the extent reasonable, legal and other expenses) to which the Indemnified Parties may become subject directly or indirectly under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or actions directly or indirectly result from or arise out of the failure of any Portfolio to operate as a regulated investment company in compliance with (i) Subchapter M of the Code and regulations thereunder and (ii) Section 817(h) of the Code and regulations thereunder (except to the extent that such failure is caused by Insurer), including, without limitation, any income taxes and related penalties, rescission charges, liability under state law to Contract owners or Participants asserting liability against Insurer or Contracts Distributor pursuant to the Contracts, the costs of any ruling and closing agreement or other settlement with the Internal Revenue Service, and the cost of any substitution by Insurer of shares of another investment company or portfolio for those of any adversely affected Portfolio as a funding medium for the Separate Account that Insurer deems necessary or appropriate as a result of the noncompliance.

(c) The written consent of Adviser referred to in Section 13.2(b) above shall not be required with respect to amounts paid in connection with any ruling and closing agreement or other settlement with the Internal Revenue Service.

(d) Adviser shall not be liable under this Section 13.2 with respect to any losses, claims; damages, liabilities or actions to which an Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance by that Indemnified Party of its duties or by reason of such Indemnified Party’s reckless disregard of its obligations and duties under this Agreement or to Insurer, Contracts Distributor or the Separate Account.

(e) Adviser shall not be liable under this Section 13.2 with respect to any action against an Indemnified Party unless Insurer or Contracts Distributor shall have notified Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the action shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify Adviser of any such action shall not relieve Adviser from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this Section 13.2. In case any such action is brought against an Indemnified Party, Adviser will be entitled to participate, at its own expense, in the defense of such action. Adviser also shall be entitled to assume the defense thereof (which shall include, without limitation, the conduct of any ruling request and closing agreement or other settlement proceeding with the Internal Revenue Service), with counsel approved by the Indemnified Party named in the action, which approval shall not be unreasonably withheld. After notice from Adviser to such Indemnified Party of Adviser’s election to assume the defense thereof, the Indemnified Party will cooperate fully with Adviser and shall bear the fees and expenses of any additional counsel retained by it, and Adviser will not be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof, other than reasonable costs of investigation.

13.3 Effect of Notice.

Any notice given by the indemnifying Party to an Indemnified Party referred to in Section 13.1(c) or 13.2(e) above of participation in or control of any action by the indemnifying Party will in no event be deemed to be an admission by the indemnifying Party of liability, culpability or responsibility, and the indemnifying Party will remain free to contest liability with respect to the claim among the Parties or otherwise.

Section 14. Applicable Law

This Agreement will be construed and the provisions hereof interpreted under and in accordance with New York law, without regard for that state’s principles of conflict of laws.

Section 15. Execution in Counterparts

This Agreement may be executed simultaneously in two or more counterparts, each of which taken together will constitute one and the same instrument.

Section 16. Severability

If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

Section 17. Rights Cumulative

The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, that the Parties are entitled to under federal and state laws.

Section 18. Restrictions on Sales of Fund Shares

Insurer agrees that the Fund will be permitted (subject to the other terms of this

Agreement) to make its shares available to separate accounts of other life insurance companies.

Section 19. Headings

The Table of Contents and headings used in this Agreement are for purposes of reference only and shall not limit or define the meaning of the provisions of this Agreement.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers signing below.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

By:	/s/ Ronald J. Fernandes
Name: Ron Fernandes
Title: Vice President

By:	/s/ Ted Shea
Name: Ted Shea
Title: AVP and Senior Counsel

CLARENDON INSURANCE AGENCY, INC.

By:	/s/ George Maden
Name: George Maden
Title: Secretary and Clerk

By:	/s/ Norton Goss
Name: Norton Goss
Title: AVP

ALLIANCE CAPITAL MANAGEMENT LP

By:	Alliance Capital Management Corporation, its General Partner

By:	/s/ Officer
Name:
Title:

ALLIANCE FUND DISTRIBUTORS, INC.

By:	/s/ Richard A. Winge
Name: Richard A. Winge
Title: Managing Director, SVP

SCHEDULE A

The separate accounts shown on Schedule B may invest in the following Portfolios of the Alliance Variable Products Series Fund, Inc.:

Growth and Income Portfolio

Premier Growth Portfolio

Quasar Portfolio

Technology Portfolio

Worldwide Privatization Portfolio

Schedule B

Separate Accounts and Associated Contracts

Shares of the Funds of the Trust shall be made available as investments for the following Separate Accounts:

Name of Separate Account and Date Established by Board of Directors	Form Number and Name of Contract Funded By Separate Account

Sun Life of Canada (U.S.) Variable Account F	Futurity II Variable and Fixed Annuity
Contract
July 13, 1989	RP-GR-CONT-98-1 RP-IND-MVA-98-1

Futurity III Variable and Fixed Annuity Contract
RCH-IND-MVA-00-1
RCH-GR-CERT-00-1
RCH-INDMVAPR-00-1
RCH-GRCERT-PR-00-1

Futurity Focus II Variable and Fixed Annuity Contract
FII-IND-MVA-00-1
FII-GR-CERT-00-1
FII-IND-MVAPR-00-1
FII-GR-CERTPR-00-1

Futurity Accolade Variable and Fixed Annuity Contract
FA-IND-MVA-99-1
FA-GR-CERT-99-1
FA-IND-MVAPR-99-1
FA-GR-CERTPR-99-1

Futurity Select Four Variable and Fixed Annuity Contract
RFF-IND-MVA-00-1
RFF-GR-CERT-00-1
RFF-INDMVAPR-00-1
RFF-GRCERT-PR-00-1

Sun Life of Canada (U.S.) Variable Account I December 1, 1998	Futurity Protector Variable Universal Life Insurance Policies DBVUL-2001

Futurity Survivorship Variable Universal Life Insurance Policies
SVUL-2001

Futurity Accumulator Variable Universal Life Insurance Policies
CVVUL-2001

Sun Life of Canada (U.S.) Variable Account G	Sun Life Corporate VUL
July 25, 1996	VUL-COLI-97